Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

On July 13, 2012, JPMorgan Chase & Co. reported that it will be restating its previously-filed interim financial statements for the first quarter 2012. The restatement will have the effect of reducing the Firm’s reported net income for 2012 first quarter by $459 million. The first quarter 2012 amounts in this supplement reflect the effects of such restatement. For further information, see the Company’s Current Report on Form 8-K dated July 13, 2012, which has been filed with the Securities and Exchange Commission and is available on the Company’s website (http://investor.shareholder.com/jpmorganchase) and on the Securities and Exchange Commission’s website (www.sec.gov).

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)

Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights — Managed Basis	9
Investment Bank	10-13
Retail Financial Services	14-20
Card Services & Auto	21-23
Commercial Banking	24-25
Treasury & Securities Services	26-28
Asset Management	29-33
Corporate/Private Equity	34-35

Credit-Related Information	36-41

Market Risk-Related Information	42

Supplemental Detail
Capital and Other Selected Balance Sheet Items	43
Mortgage Loan Repurchase Liability	44
Per Share-Related Information	45

Non-GAAP Financial Measures	46

Glossary of Terms	47-51

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q12 Change				2012 Change
	2Q12		1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
SELECTED INCOME STATEMENT DATA
Reported Basis
Total net revenue	$22,180		$26,052	$21,471	$23,763	$26,779	(15)%	(17)%	$48,232	$52,000	(7)%
Total noninterest expense	14,966		18,345	14,540	15,534	16,842	(18)	(11)	33,311	32,837	1
Pre-provision profit	7,214		7,707	6,931	8,229	9,937	(6)	(27)	14,921	19,163	(22)
Provision for credit losses	214		726	2,184	2,411	1,810	(71)	(88)	940	2,979	(68)
NET INCOME	4,960		4,924	3,728	4,262	5,431	1	(9)	9,884	10,986	(10)

Managed Basis (a)
Total net revenue	22,892		26,757	22,198	24,368	27,410	(14)	(16)	49,649	53,201	(7)
Total noninterest expense	14,966		18,345	14,540	15,534	16,842	(18)	(11)	33,311	32,837	1
Pre-provision profit	7,926		8,412	7,658	8,834	10,568	(6)	(25)	16,338	20,364	(20)
Provision for credit losses	214		726	2,184	2,411	1,810	(71)	(88)	940	2,979	(68)
NET INCOME	4,960		4,924	3,728	4,262	5,431	1	(9)	9,884	10,986	(10)

PER COMMON SHARE DATA
Basic earnings	1.22		1.20	0.90	1.02	1.28	2	(5)	2.41	2.57	(6)
Diluted earnings	1.21		1.19	0.90	1.02	1.27	2	(5)	2.41	2.55	(5)

Cash dividends declared (b)	0.30		0.30	0.25	0.25	0.25	—	20	0.60	0.50	20
Book value	48.40		47.48	46.59	45.93	44.77	2	8	48.40	44.77	8

Closing share price (c)	35.73		45.98	33.25	30.12	40.94	(22)	(13)	35.73	40.94	(13)
Market capitalization	135,661		175,737	125,442	114,422	160,083	(23)	(15)	135,661	160,083	(15)

COMMON SHARES OUTSTANDING
Average: Basic	3,808.9		3,818.8	3,801.9	3,859.6	3,958.4	—	(4)	3,813.9	3,970.0	(4)
Diluted	3,820.5		3,833.4	3,811.7	3,872.2	3,983.2	—	(4)	3,827.0	3,998.6	(4)
Common shares at period-end	3,796.8		3,822.0	3,772.7	3,798.9	3,910.2	(1)	(3)	3,796.8	3,910.2	(3)

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	11%		11%	8%	9%	12%			11%	13%
Return on tangible common equity (“ROTCE”) (e)	15		15	11	13	17			15	18
Return on assets (“ROA”)	0.88		0.88	0.65	0.76	0.99			0.88	1.03
Return on risk-weighted assets (f)	1.59	(h)	1.61	1.21	1.40	1.82			1.60	1.86

CAPITAL RATIOS
Tier 1 capital ratio	11.7	(h)	12.6	12.3	12.1	12.4
Total capital ratio	14.5	(h)	15.6	15.4	15.3	15.7
Tier 1 common capital ratio (g)	10.3	(h)	10.3	10.1	9.9	10.1

(a)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.

(b)	On March 13, 2012, the Board of Directors increased the Firm’s quarterly common stock dividend from $0.25 to $0.30 per share.

(c)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	Ratios are based upon annualized amounts.

(e)	ROTCE is a non-GAAP financial ratio, and it measures the Firm’s earnings as a percentage of tangible common equity. For further discussion of this ratio, see page 46.

(f)	Return on Basel I risk-weighted assets is the annualized earnings of the Firm divided by its average risk-weighted assets.

(g)	Basel I Tier 1 common capital ratio (“Tier 1 common ratio”) is Tier 1 common capital (“Tier 1 common”) divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 46.

(h)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,290,146	$2,320,164	$2,265,792	$2,289,240	$2,246,764	(1)%	2%	$2,290,146	$2,246,764	2%
Wholesale loans	302,820	290,866	283,016	259,483	248,823	4	22	302,820	248,823	22
Consumer, excluding credit card loans	300,046	304,770	308,427	310,235	315,390	(2)	(5)	300,046	315,390	(5)
Credit card loans	124,705	125,331	132,277	127,135	125,523	—	(1)	124,705	125,523	(1)

Total Loans	727,571	720,967	723,720	696,853	689,736	1	5	727,571	689,736	5
Deposits	1,115,886	1,128,512	1,127,806	1,092,708	1,048,685	(1)	6	1,115,886	1,048,685	6
Common stockholders’ equity	183,772	181,469	175,773	174,487	175,079	1	5	183,772	175,079	5
Total stockholders’ equity	191,572	189,269	183,573	182,287	182,879	1	5	191,572	182,879	5

Deposits-to-loans ratio	153%	157%	156%	157%	152%			153%	152%

Headcount	262,882	261,453	260,157	256,663	250,095	1	5	262,882	250,095	5

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,913	$1,682	$726	$1,636	$2,057	14	(7)	$3,595	$4,427	(19)
Retail Financial Services	2,267	1,753	533	1,161	383	29	492	4,020	(16)	NM
Card Services & Auto	1,030	1,183	1,051	849	1,110	(13)	(7)	2,213	2,644	(16)
Commercial Banking	673	591	643	571	607	14	11	1,264	1,153	10
Treasury & Securities Services	463	351	250	305	333	32	39	814	649	25
Asset Management	391	386	302	385	439	1	(11)	777	905	(14)
Corporate/Private Equity	(1,777)	(1,022)	223	(645)	502	(74)	NM	(2,799)	1,224	NM

NET INCOME	$4,960	$4,924	$3,728	$4,262	$5,431	1	(9)	$9,884	$10,986	(10)

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q12 Change				2012 Change
	2Q12	1Q12		4Q11		3Q11		2Q11	1Q12	2Q11	2012	2011	2011
REVENUE
Investment banking fees	$1,257	$1,381		$1,133		$1,052		$1,933	(9)%	(35)%	$2,638	$3,726	(29)%
Principal transactions	(427)	2,722		750		1,370		3,140	NM	NM	2,295	7,885	(71)
Lending- and deposit-related fees	1,546	1,517		1,620		1,643		1,649	2	(6)	3,063	3,195	(4)
Asset management, administration and commissions	3,461	3,392		3,337		3,448		3,703	2	(7)	6,853	7,309	(6)
Securities gains	1,014	536		47		607		837	89	21	1,550	939	65
Mortgage fees and related income	2,265	2,010		725		1,380		1,103	13	105	4,275	616	NM
Credit card income	1,412	1,316		1,359		1,666		1,696	7	(17)	2,728	3,133	(13)
Other income	506	1,512	(e)	369		780		882	(67)	(43)	2,018	1,456	39

Noninterest revenue	11,034	14,386		9,340		11,946		14,943	(23)	(26)	25,420	28,259	(10)
Interest income	14,099	14,701		15,054		15,160		15,632	(4)	(10)	28,800	31,079	(7)
Interest expense	2,953	3,035		2,923		3,343		3,796	(3)	(22)	5,988	7,338	(18)

Net interest income	11,146	11,666		12,131		11,817		11,836	(4)	(6)	22,812	23,741	(4)

TOTAL NET REVENUE	22,180	26,052		21,471		23,763		26,779	(15)	(17)	48,232	52,000	(7)
Provision for credit losses	214	726		2,184		2,411		1,810	(71)	(88)	940	2,979	(68)
NONINTEREST EXPENSE
Compensation expense	7,427	8,613		6,297		6,908		7,569	(14)	(2)	16,040	15,832	1
Occupancy expense	1,080	961		1,047		935		935	12	16	2,041	1,913	7
Technology, communications and equipment expense	1,282	1,271		1,282		1,248		1,217	1	5	2,553	2,417	6
Professional and outside services	1,857	1,795		2,021		1,860		1,866	3	—	3,652	3,601	1
Marketing	642	680		814		926		744	(6)	(14)	1,322	1,403	(6)
Other expense (a)	2,487	4,832		2,872		3,445		4,299	(49)	(42)	7,319	7,242	1
Amortization of intangibles	191	193		207		212		212	(1)	(10)	384	429	(10)

TOTAL NONINTEREST EXPENSE	14,966	18,345		14,540		15,534		16,842	(18)	(11)	33,311	32,837	1

Income before income tax expense	7,000	6,981		4,747		5,818		8,127	—	(14)	13,981	16,184	(14)
Income tax expense	2,040	2,057		1,019		1,556		2,696	(1)	(24)	4,097	5,198	(21)

NET INCOME	$4,960	$4,924		$3,728		$4,262		$5,431	1	(9)	$9,884	$10,986	(10)

PER COMMON SHARE DATA
Basic earnings	$1.22	$1.20		$0.90		$1.02		$1.28	2	(5)	$2.41	$2.57	(6)
Diluted earnings	1.21	1.19		0.90		1.02		1.27	2	(5)	2.41	2.55	(5)

FINANCIAL RATIOS
Return on common equity (b)	11%	11%		8%		9%		12%			11%	13%
Return on tangible common equity (b)(c)	15	15		11		13		17			15	18
Return on assets (b)	0.88	0.88		0.65		0.76		0.99			0.88	1.03
Return on risk-weighted assets (c)	1.59 (d)	1.61		1.21		1.40		1.82			1.60	1.86
Effective income tax rate	29	29		21	(f)	27	(f)	33			29	32
Overhead ratio	67	70		68		65		63			69	63

(a)	Includes litigation expense of $0.3 billion, $2.7 billion, $0.6 billion, $1.3 billion and $1.9 billion for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $3.0 billion and $3.0 billion for the six months ended June 30, 2012 and 2011, respectively.

(b)	Ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE and return on Basel I risk-weighted assets, see pages 2 and 46.

(d)	Estimated.

(e)	Includes a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

(f)	Reflects lower reported pretax income and changes in the proportion of income subject to U.S. federal and state and local taxes, as well as tax benefits associated with state and local income taxes.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Jun 30, 2012 Change
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2012	Jun 30, 2011
ASSETS
Cash and due from banks	$44,866	$55,383	$59,602	$56,766	$30,466	(19)%	47%
Deposits with banks	130,383	115,028	85,279	128,877	169,880	13	(23)
Federal funds sold and securities purchased under resale agreements	255,188	240,484	235,314	248,042	213,362	6	20
Securities borrowed	138,209	135,650	142,462	131,561	121,493	2	14
Trading assets:
Debt and equity instruments	331,781	370,623	351,486	352,678	381,339	(10)	(13)
Derivative receivables	85,543	85,010	92,477	108,853	77,383	1	11
Securities	354,595	381,742	364,793	339,349	324,741	(7)	9
Loans	727,571	720,967	723,720	696,853	689,736	1	5
Less: Allowance for loan losses	23,791	25,871	27,609	28,350	28,520	(8)	(17)

Loans, net of allowance for loan losses	703,780	695,096	696,111	668,503	661,216	1	6
Accrued interest and accounts receivable	67,939	64,833	61,478	72,080	80,292	5	(15)
Premises and equipment	14,206	14,213	14,041	13,812	13,679	—	4
Goodwill	48,131	48,208	48,188	48,180	48,882	—	(2)
Mortgage servicing rights	7,118	8,039	7,223	7,833	12,243	(11)	(42)
Other intangible assets	2,813	3,029	3,207	3,396	3,679	(7)	(24)
Other assets	105,594	102,826	104,131	109,310	108,109	3	(2)

TOTAL ASSETS	$2,290,146	$2,320,164	$2,265,792	$2,289,240	$2,246,764	(1)	2

LIABILITIES
Deposits	$1,115,886	$1,128,512	$1,127,806	$1,092,708	$1,048,685	(1)	6
Federal funds purchased and securities loaned or sold under repurchase agreements	261,657	250,483	213,532	238,585	254,124	4	3
Commercial paper	50,563	50,577	51,631	51,073	51,160	—	(1)
Other borrowed funds	21,689	27,298	21,908	29,318	30,208	(21)	(28)
Trading liabilities:
Debt and equity instruments	70,812	71,529	66,718	76,592	84,865	(1)	(17)
Derivative payables	76,249	74,767	74,977	79,249	63,668	2	20
Accounts payable and other liabilities	207,126	204,148	202,895	199,769	184,490	1	12
Beneficial interests issued by consolidated VIEs	55,053	67,750	65,977	65,971	67,457	(19)	(18)
Long-term debt	239,539	255,831	256,775	273,688	279,228	(6)	(14)

TOTAL LIABILITIES	2,098,574	2,130,895	2,082,219	2,106,953	2,063,885	(2)	2

STOCKHOLDERS’ EQUITY
Preferred stock	7,800	7,800	7,800	7,800	7,800	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	94,201	94,070	95,602	95,078	95,061	—	(1)
Retained earnings	95,518	91,888	88,315	85,726	82,612	4	16
Accumulated other comprehensive income	2,272	2,645	944	1,964	1,638	(14)	39
Shares held in RSU Trust, at cost	(38)	(38)	(38)	(53)	(53)	—	28
Treasury stock, at cost	(12,286)	(11,201)	(13,155)	(12,333)	(8,284)	(10)	(48)

TOTAL STOCKHOLDERS’ EQUITY	191,572	189,269	183,573	182,287	182,879	1	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,290,146	$2,320,164	$2,265,792	$2,289,240	$2,246,764	(1)	2

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q12 Change				2012 Change
	2Q12		1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
AVERAGE BALANCES
ASSETS
Deposits with banks	$111,441		$110,817	$89,145	$116,062	$75,801	1%	47%	$111,129	$56,584	96%
Federal funds sold and securities purchased under resale agreements	242,184		230,444	230,494	211,884	202,036	5	20	236,314	202,256	17
Securities borrowed	129,390		133,080	143,745	131,615	124,806	(3)	4	131,235	119,726	10
Trading assets — debt instruments	235,990		228,397	241,645	257,950	285,104	3	(17)	232,193	280,334	(17)
Securities	366,130		369,273	358,698	331,330	342,248	(1)	7	367,702	330,657	11
Loans	725,252		715,553	706,856	692,794	686,111	1	6	720,403	687,117	5
Other assets (a)	33,240		33,949	37,343	42,760	48,716	(2)	(32)	33,594	49,299	(32)

Total interest-earning assets	1,843,627		1,821,513	1,807,926	1,784,395	1,764,822	1	4	1,832,570	1,725,973	6
Trading assets — equity instruments	110,718		126,938	116,720	119,890	137,611	(13)	(20)	118,828	139,769	(15)
Trading assets — derivative receivables	89,345		90,446	94,925	96,612	82,860	(1)	8	89,896	84,141	7
All other noninterest-earning assets	222,606		219,979	243,578	229,650	207,250	1	7	221,292	198,858	11

TOTAL ASSETS	$2,266,296		$2,258,876	$2,263,149	$2,230,547	$2,192,543	—	3	$2,262,586	$2,148,741	5

LIABILITIES
Interest-bearing deposits	$744,103		$759,084	$759,422	$740,901	$732,766	(2)	2	$751,593	$716,932	5
Federal funds purchased and securities loaned or sold under repurchase agreements	249,186		233,415	230,355	235,438	281,843	7	(12)	241,301	280,056	(14)
Commercial paper	48,791		48,359	44,930	47,027	41,682	1	17	48,575	39,273	24
Trading liabilities — debt, short-term and other liabilities (b)	203,348		199,588	204,161	215,064	212,878	2	(4)	201,467	203,398	(1)
Beneficial interests issued by consolidated VIEs	60,046		65,360	65,322	66,545	69,399	(8)	(13)	62,703	71,156	(12)
Long-term debt	250,494		255,246	269,542	279,235	273,934	(2)	(9)	252,871	271,559	(7)

Total interest-bearing liabilities	1,555,968		1,561,052	1,573,732	1,584,210	1,612,502	—	(4)	1,558,510	1,582,374	(2)
Noninterest-bearing deposits	349,143		339,398	337,618	297,610	247,137	3	41	344,271	238,347	44
Trading liabilities — equity instruments	12,096		14,060	8,188	1,948	3,289	(14)	268	13,078	5,568	135
Trading liabilities — derivative payables	78,704		76,069	72,965	75,828	66,009	3	19	77,387	68,634	13
All other noninterest-bearing liabilities	81,564		82,786	87,804	88,697	81,729	(1)	—	82,174	74,259	11

TOTAL LIABILITIES	2,077,475		2,073,365	2,080,307	2,048,293	2,010,666	—	3	2,075,420	1,969,182	5

Preferred stock	7,800		7,800	7,800	7,800	7,800	—	—	7,800	7,800	—
Common stockholders’ equity	181,021		177,711	175,042	174,454	174,077	2	4	179,366	171,759	4

TOTAL STOCKHOLDERS’ EQUITY	188,821		185,511	182,842	182,254	181,877	2	4	187,166	179,559	4

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,266,296		$2,258,876	$2,263,149	$2,230,547	$2,192,543	—	3	$2,262,586	$2,148,741	5

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.49%		0.55%	0.75%	0.63%	0.76%			0.52%	0.87%
Federal funds sold and securities purchased under resale agreements	1.07		1.14	1.19	1.28	1.20			1.10	1.14
Securities borrowed	(0.04	)(c)	0.11	0.04	0.05	0.10			0.04	0.13
Trading assets — debt instruments	3.96		4.30	4.22	4.32	4.23			4.13	4.27
Securities	2.42		2.60	2.57	2.66	3.10			2.51	3.00
Loans	4.96		5.14	5.22	5.28	5.36			5.05	5.49
Other assets (a)	0.74		0.83	1.51	1.47	1.30			0.78	1.25
Total interest-earning assets	3.12		3.28	3.34	3.40	3.58			3.20	3.66

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.40		0.38	0.43	0.53	0.61			0.39	0.58
Federal funds purchased and securities loaned or sold under repurchase agreements	0.26		0.15	0.18	0.18	0.29			0.21	0.23
Commercial paper	0.18		0.15	0.13	0.16	0.19			0.16	0.20
Trading liabilities — debt, short-term and other liabilities (b)	0.66		0.61	0.67	1.05	1.26			0.63	1.34
Beneficial interests issued by consolidated VIEs	1.10		1.12	1.06	1.05	1.17			1.11	1.18
Long-term debt	2.47		2.71	2.15	2.10	2.31			2.59	2.35
Total interest-bearing liabilities	0.76		0.78	0.74	0.84	0.94			0.77	0.94

INTEREST RATE SPREAD	2.36%		2.50%	2.60%	2.56%	2.64%			2.43%	2.72%
NET YIELD ON INTEREST-EARNING ASSETS	2.47%		2.61%	2.70%	2.66%	2.72%			2.54%	2.80%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	The negative yield on Securities borrowed during the second quarter of 2012 is a result of increased client-driven demand for certain securities combined with the impact of low interest rates.

JPMORGAN CHASE & CO. CORE NET INTEREST INCOME (in millions, except ratios)

In addition to reviewing JPMorgan Chase’s net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset/liability management) and deposit-raising activities, excluding the impact of IB’s market-based activities. The core data presented below are non-GAAP financial measures due to the exclusion of IB’s market-based net interest income and the related assets. For a further discussion of these measures, see Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures on pages 76-78 of JPMorgan Chase’s 2011 Annual Report.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
CORE NET INTEREST INCOME DATA (a)
Net interest income — managed basis (b)	$11,341	$11,837	$12,288	$11,950	$11,957	(4)%	(5)%	$23,178	$23,981	(3)%
Impact of market-based net interest income	1,345	1,569	1,800	1,866	1,829	(14)	(26)	2,914	3,663	(20)

Core net interest income	$9,996	$10,268	$10,488	$10,084	$10,128	(3)	(1)	$20,264	$20,318	—

Average interest-earning assets — managed basis	$1,843,627	$1,821,513	$1,807,926	$1,784,395	$1,764,822	1	4	$1,832,570	$1,725,973	6
Impact of market-based earning assets	505,282	490,750	502,312	512,215	543,458	3	(7)	498,016	532,253	(6)

Core average interest-earning assets	$1,338,345	$1,330,763	$1,305,614	$1,272,180	$1,221,364	1	10	$1,334,554	$1,193,720	12

Net interest yield on interest-earning assets - managed basis	2.47%	2.61%	2.70%	2.66%	2.72%			2.54%	2.80%
Net interest yield on market-based activity	1.07	1.29	1.42	1.45	1.35			1.18	1.39
Core net interest yield on interest-earning assets	3.00	3.10	3.19	3.14	3.33			3.05	3.43

(a)	Includes core lending, investing and deposit-raising activities on a managed basis, across Retail Financial Services, Card Services & Auto, Commercial Banking, Treasury & Security Services, Asset Management, and Corporate/Private Equity, as well as Investment Banking credit portfolio loans.
(b)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions,except ratios)

The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 46.

The following summary table provides a reconciliation from the Firm’s reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
OTHER INCOME
Other income — reported	$506	$1,512	$369	$780	$882	(67)%	(43)%	$2,018	$1,456	39%
Fully taxable-equivalent (“FTE”) adjustments (a)	517	534	570	472	510	(3)	1	1,051	961	9

Other income — managed	$1,023	$2,046	$939	$1,252	$1,392	(50)	(27)	$3,069	$2,417	27

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$11,034	$14,386	$9,340	$11,946	$14,943	(23)	(26)	$25,420	$28,259	(10)
Fully taxable-equivalent adjustments (a)	517	534	570	472	510	(3)	1	1,051	961	9

Total noninterest revenue — managed	$11,551	$14,920	$9,910	$12,418	$15,453	(23)	(25)	$26,471	$29,220	(9)

NET INTEREST INCOME
Net interest income — reported	$11,146	$11,666	$12,131	$11,817	$11,836	(4)	(6)	$22,812	$23,741	(4)
Fully taxable-equivalent adjustments (a)	195	171	157	133	121	14	61	366	240	53

Net interest income — managed	$11,341	$11,837	$12,288	$11,950	$11,957	(4)	(5)	$23,178	$23,981	(3)

TOTAL NET REVENUE
Total net revenue — reported	$22,180	$26,052	$21,471	$23,763	$26,779	(15)	(17)	$48,232	$52,000	(7)
Fully taxable-equivalent adjustments (a)	712	705	727	605	631	1	13	1,417	1,201	18

Total net revenue — managed	$22,892	$26,757	$22,198	$24,368	$27,410	(14)	(16)	$49,649	$53,201	(7)

PRE-PROVISION PROFIT
Pre-provision profit — reported	$7,214	$7,707	$6,931	$8,229	$9,937	(6)	(27)	$14,921	$19,163	(22)
Fully taxable-equivalent adjustments (a)	712	705	727	605	631	1	13	1,417	1,201	18

Pre-provision profit — managed	$7,926	$8,412	$7,658	$8,834	$10,568	(6)	(25)	$16,338	$20,364	(20)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense — reported	$7,000	$6,981	$4,747	$5,818	$8,127	—	(14)	$13,981	$16,184	(14)
Fully taxable-equivalent adjustments (a)	712	705	727	605	631	1	13	1,417	1,201	18

Income before income tax expense — managed	$7,712	$7,686	$5,474	$6,423	$8,758	—	(12)	$15,398	$17,385	(11)

INCOME TAX EXPENSE
Income tax expense — reported	$2,040	$2,057	$1,019	$1,556	$2,696	(1)	(24)	$4,097	$5,198	(21)
Fully taxable-equivalent adjustments (a)	712	705	727	605	631	1	13	1,417	1,201	18

Income tax expense — managed	$2,752	$2,762	$1,746	$2,161	$3,327	—	(17)	$5,514	$6,399	(14)

OVERHEAD RATIO
Overhead ratio — reported	67%	70%	68%	65%	63%			69%	63%
Overhead ratio — managed	65	69	66	64	61			67	62

(a)	Predominantly recognized in Investment Bank and Commercial Banking business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$6,766	$7,321	$4,358	$6,369	$7,314	(8)%	(7)%	$14,087	$15,547	(9)%
Retail Financial Services	7,935	7,649	6,395	7,535	7,142	4	11	15,584	12,608	24
Card Services & Auto	4,525	4,714	4,814	4,775	4,761	(4)	(5)	9,239	9,552	(3)
Commercial Banking	1,691	1,657	1,687	1,588	1,627	2	4	3,348	3,143	7
Treasury & Securities Services	2,152	2,014	2,022	1,908	1,932	7	11	4,166	3,772	10
Asset Management	2,364	2,370	2,284	2,316	2,537	—	(7)	4,734	4,943	(4)
Corporate/Private Equity (a)	(2,541)	1,032	638	(123)	2,097	NM	NM	(1,509)	3,636	NM

TOTAL NET REVENUE	$22,892	$26,757	$22,198	$24,368	$27,410	(14)	(16)	$49,649	$53,201	(7)

TOTAL NONINTEREST EXPENSE
Investment Bank	$3,802	$4,738	$2,969	$3,799	$4,332	(20)	(12)	$8,540	$9,348	(9)
Retail Financial Services	4,726	5,009	4,722	4,565	5,271	(6)	(10)	9,735	10,171	(4)
Card Services & Auto	2,096	2,029	2,025	2,115	1,988	3	5	4,125	3,905	6
Commercial Banking	591	598	579	573	563	(1)	5	1,189	1,126	6
Treasury & Securities Services	1,491	1,473	1,563	1,470	1,453	1	3	2,964	2,830	5
Asset Management	1,701	1,729	1,752	1,796	1,794	(2)	(5)	3,430	3,454	(1)
Corporate/Private Equity	559	2,769	930	1,216	1,441	(80)	(61)	3,328	2,003	66

TOTAL NONINTEREST EXPENSE	$14,966	$18,345	$14,540	$15,534	$16,842	(18)	(11)	$33,311	$32,837	1

PRE-PROVISION PROFIT/(LOSS)
Investment Bank (a)	$2,964	$2,583	$1,389	$2,570	$2,982	15	(1)	$5,547	$6,199	(11)
Retail Financial Services	3,209	2,640	1,673	2,970	1,871	22	72	5,849	2,437	140
Card Services & Auto	2,429	2,685	2,789	2,660	2,773	(10)	(12)	5,114	5,647	(9)
Commercial Banking	1,100	1,059	1,108	1,015	1,064	4	3	2,159	2,017	7
Treasury & Securities Services	661	541	459	438	479	22	38	1,202	942	28
Asset Management	663	641	532	520	743	3	(11)	1,304	1,489	(12)
Corporate/Private Equity (a)	(3,100)	(1,737)	(292)	(1,339)	656	(78)	NM	(4,837)	1,633	NM

PRE-PROVISION PROFIT	$7,926	$8,412	$7,658	$8,834	$10,568	(6)	(25)	$16,338	$20,364	(20)

PROVISION FOR CREDIT LOSSES
Investment Bank	$21	$(5)	$272	$54	$(183)	NM	NM	$16	$(612)	NM
Retail Financial Services	(555)	(96)	779	1,027	994	(478)	NM	(651)	2,193	NM
Card Services & Auto	734	738	1,060	1,264	944	(1)	(22)	1,472	1,297	13
Commercial Banking	(17)	77	40	67	54	NM	NM	60	101	(41)
Treasury & Securities Services	8	2	19	(20)	(2)	300	NM	10	2	400
Asset Management	34	19	24	26	12	79	183	53	17	212
Corporate/Private Equity	(11)	(9)	(10)	(7)	(9)	(22)	(22)	(20)	(19)	(5)

PROVISION FOR CREDIT LOSSES	$214	$726	$2,184	$2,411	$1,810	(71)	(88)	$940	$2,979	(68)

NET INCOME/(LOSS)
Investment Bank	$1,913	$1,682	$726	$1,636	$2,057	14	(7)	$3,595	$4,427	(19)
Retail Financial Services	2,267	1,753	533	1,161	383	29	492	4,020	(16)	NM
Card Services & Auto	1,030	1,183	1,051	849	1,110	(13)	(7)	2,213	2,644	(16)
Commercial Banking	673	591	643	571	607	14	11	1,264	1,153	10
Treasury & Securities Services	463	351	250	305	333	32	39	814	649	25
Asset Management	391	386	302	385	439	1	(11)	777	905	(14)
Corporate/Private Equity	(1,777)	(1,022)	223	(645)	502	(74)	NM	(2,799)	1,224	NM

TOTAL NET INCOME	$4,960	$4,924	$3,728	$4,262	$5,431	1	(9)	$9,884	$10,986	(10)

(a)	Corporate/Private Equity includes an adjustment to offset Investment Bank’s (“IB”) inclusion of a credit allocation income/(expense) to Treasury & Securities Services (“TSS”) in total net revenue; TSS reports the credit allocation as a separate line on its income statement (not within total net revenue).

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Investment banking fees	$1,245	$1,375	$1,119	$1,039	$1,922	(9)%	(35)%	$2,620	$3,701	(29)%
Principal transactions (a)	3,063	3,210	364	2,253	2,309	(5)	33	6,273	5,707	10
Asset management, administration and commissions	499	565	477	563	548	(12)	(9)	1,064	1,167	(9)
All other income (b)	235	268	309	438	454	(12)	(48)	503	834	(40)

Noninterest revenue	5,042	5,418	2,269	4,293	5,233	(7)	(4)	10,460	11,409	(8)
Net interest income	1,724	1,903	2,089	2,076	2,081	(9)	(17)	3,627	4,138	(12)

TOTAL NET REVENUE (c)	6,766	7,321	4,358	6,369	7,314	(8)	(7)	14,087	15,547	(9)

Provision for credit losses	21	(5)	272	54	(183)	NM	NM	16	(612)	NM

NONINTEREST EXPENSE
Compensation expense	2,011	2,901	1,172	1,850	2,564	(31)	(22)	4,912	5,858	(16)
Noncompensation expense	1,791	1,837	1,797	1,949	1,768	(3)	1	3,628	3,490	4

TOTAL NONINTEREST EXPENSE	3,802	4,738	2,969	3,799	4,332	(20)	(12)	8,540	9,348	(9)

Income before income tax expense	2,943	2,588	1,117	2,516	3,165	14	(7)	5,531	6,811	(19)
Income tax expense	1,030	906	391	880	1,108	14	(7)	1,936	2,384	(19)

NET INCOME	$1,913	$1,682	$726	$1,636	$2,057	14	(7)	$3,595	$4,427	(19)

FINANCIAL RATIOS
ROE	19%	17%	7%	16%	21%			18%	22%
ROA	0.97	0.86	0.36	0.81	0.98			0.91	1.08
Overhead ratio	56	65	68	60	59			61	60
Compensation expense as a percent of total net revenue (d)	30	40	27	29	35			35	38

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$356	$281	$397	$365	$601	27	(41)	$637	$1,030	(38)
Equity underwriting	250	276	169	178	455	(9)	(45)	526	834	(37)
Debt underwriting	639	818	553	496	866	(22)	(26)	1,457	1,837	(21)

Total investment banking fees	1,245	1,375	1,119	1,039	1,922	(9)	(35)	2,620	3,701	(29)
Fixed income markets (e)	3,734	4,664	2,491	3,328	4,280	(20)	(13)	8,398	9,518	(12)
Equity markets (f)	1,243	1,294	779	1,424	1,223	(4)	2	2,537	2,629	(3)
Credit portfolio (b)(g)	544	(12)	(31)	578	(111)	NM	NM	532	(301)	NM

Total net revenue	$6,766	$7,321	$4,358	$6,369	$7,314	(8)	(7)	$14,087	$15,547	(9)

(a)	Principal transactions included debit valuation adjustments (“DVA”) related to derivatives and structured liabilities measured at fair value. DVA gains/(losses) were $755 million, ($907) million, ($567) million, $1.9 billion and $165 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $(152) million and $119 million for the six months ended June 30, 2012 and 2011, respectively.

(b)	All other income included lending- and deposit-related fees. In addition, IB manages traditional credit exposures related to Global Corporate Bank (“GCB”) on behalf of IB and TSS, and IB and TSS share the economics related to the Firm’s GCB clients. IB recognizes this sharing agreement also within all other income.

(c)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $494 million, $509 million, $510 million, $440 million and $493 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $1.0 billion and $931 million for the six months ended June 30, 2012 and 2011, respectively.

(d)	Compensation expense as a percentage of total net revenue excluding DVA was 33%, 35%, 24%, 41% and 36% for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and 34% and 38% for the six months ended June 30, 2012 and 2011, respectively.

(e)	Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets. Includes DVA gains/(losses) of $241 million, ($352) million, ($135) million, $529 million and $64 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $(111) million and $159 million for the six months ended June 30, 2012 and 2011, respectively.

(f)	Equity markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services. Includes DVA gains/(losses) of $200 million, ($130) million, ($27) million, $377 million and $78 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $70 million and $6 million for the six months ended June 30, 2012 and 2011, respectively.

(g)	Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities. Includes DVA gains/(losses) of $314 million, ($425) million, ($405) million, $979 million and $23 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $(111) million and $(46)million for the six months ended June 30, 2012 and 2011, respectively.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q12 Change					2012 Change
	2Q12		1Q12		4Q11	3Q11		2Q11	1Q12	2Q11	2012		2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$829,655		$812,959		$776,430	$824,733		$809,630	2%	2%	$829,655		$809,630	2%
Loans:
Loans retained (a)	72,159		67,213		68,208	58,163		56,107	7	29	72,159		56,107	29
Loans held-for-sale and loans at fair value	2,278		5,451		2,915	2,311		3,466	(58)	(34)	2,278		3,466	(34)

Total loans	74,437		72,664		71,123	60,474		59,573	2	25	74,437		59,573	25
Equity	40,000		40,000		40,000	40,000		40,000	—	—	40,000		40,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$792,628		$789,569		$790,644	$803,667		$841,355	—	(6)	$791,099		$828,662	(5)
Trading assets — debt and equity instruments	304,203		313,267		313,005	329,984		374,694	(3)	(19)	308,735		371,841	(17)
Trading assets — derivative receivables	74,965		76,225		76,786	79,044		69,346	(2)	8	75,595		68,409	11
Loans:
Loans retained (a)	70,837		66,710		62,698	57,265		54,590	6	30	68,774		53,983	27
Loans held-for-sale and loans at fair value	3,158		2,767		2,082	2,431		4,154	14	(24)	2,963		3,995	(26)

Total loans	73,995		69,477		64,780	59,696		58,744	7	26	71,737		57,978	24
Adjusted assets (b)	560,356		559,566		564,158	597,513		628,475	—	(11)	559,961		619,805	(10)
Equity	40,000		40,000		40,000	40,000		40,000	—	—	40,000		40,000	—

Headcount	26,553		25,707		25,999	26,615		27,716	3	(4)	26,553		27,716	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(10)		$(35)		$199	$(168)		$7	71	NM	$(45)		$130	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	657		695		1,035	1,274		1,494	(5)	(56)	657		1,494	(56)
Nonaccrual loans held-for-sale and loans at fair value	158		182		166	150		193	(13)	(18)	158		193	(18)

Total nonaccrual loans	815		877		1,201	1,424		1,687	(7)	(52)	815		1,687	(52)

Derivative receivables (d)	451		317		293	281		213	42	112	451		213	112
Assets acquired in loan satisfactions	68		79		79	77		83	(14)	(18)	68		83	(18)

Total nonperforming assets	1,334		1,273		1,573	1,782		1,983	5	(33)	1,334		1,983	(33)
Allowance for credit losses:
Allowance for loan losses	1,419		1,386		1,436	1,337		1,178	2	20	1,419		1,178	20
Allowance for lending-related commitments	533		530		418	444		383	1	39	533		383	39

Total allowance for credit losses	1,952		1,916		1,854	1,781		1,561	2	25	1,952		1,561	25

Net charge-off/(recovery) rate (a)	(0.06	) %	(0.21	) %	1.26%	(1.16	) %	0.05%			(0.13	) %	0.49%
Allow. for loan losses to period-end loans retained (a)	1.97		2.06		2.11	2.30		2.10			1.97		2.10
Allow. for loan losses to nonaccrual loans retained (a)(c)	216		199		139	105		79			216		79
Nonaccrual loans to total period-end loans	1.09		1.21		1.69	2.35		2.83			1.09		2.83

(a)	Loans retained included credit portfolio loans, leveraged leases and other held-for-investment loans.

(b)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. For further discussion of adjusted assets, see page 46.

(c)	Allowance for loan losses of $201 million, $225 million, $263 million, $320 million and $377 million were held against these nonaccrual loans at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(d)	Effective in the first quarter of 2012, amounts included both defaulted derivatives and derivatives that have been risk-rated as nonperforming; prior periods were revised as previously reported amounts only included defaulted derivatives.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
MARKET RISK—95% CONFIDENCE LEVEL AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading activities:
Fixed income	$66	$60	$56	$48	$45	10%	47%	$63	$47	34%
Foreign exchange	10	11	12	10	9	(9)	11	11	10	10
Equities	20	17	19	19	25	18	(20)	19	27	(30)
Commodities and other	13	21	20	15	16	(38)	(19)	17	15	13
Diversification benefit to trading VaR (a)	(44)	(46)	(50)	(39)	(37)	4	(19)	(46)	(38)	(21)

Total trading VaR (b)	65	63	57	53	58	3	12	64	61	5

Credit portfolio VaR (c)	25	32	39	38	27	(22)	(7)	29	27	7
Diversification benefit to trading and credit portfolio VaR (a)	(15)	(14)	(21)	(21)	(8)	(7)	(88)	(15)	(8)	(88)

Total trading and credit portfolio VaR	$75	$81	$75	$70	$77	(7)	(3)	$78	$80	(3)

	SIX MONTHS ENDED JUNE 30, 2012		FULL YEAR 2011
	Market Share	Rankings	Market Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global investment banking fees (e)	7.6%	#1	8.0%	#1
Debt, equity and equity-related
Global	7.1	1	6.7	1
U.S.	11.3	1	11.1	1
Syndicated loans
Global	9.9	1	10.8	1
U.S.	18.2	1	21.2	1
Long-term debt (f)
Global	7.0	1	6.7	1
U.S.	11.2	1	11.2	1
Equity and equity-related
Global (g)	8.2	3	6.8	3
U.S.	11.1	4	12.5	1
Announced M&A (h)
Global	20.0	2	18.2	2
U.S.	20.7	2	26.7	2

(a)	Average portfolio VaR was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflects the fact that the risks are not perfectly correlated.

(b)	Trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in IB. It also captures the credit spread sensitivities of certain mortgage products and syndicated lending facilities that the Firm intends to distribute. Notwithstanding, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the DVA on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative CVA, hedges of the CVA and the fair value of hedges of the retained loan portfolio, which are all reported in principal transactions revenue. However, Credit portfolio VaR does not include the retained loan portfolio, which is not reported at fair value.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. The remaining rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint.

(e)	Global investment banking fees rankings exclude money market, short-term debt and shelf deals.

(f)	Long-term debt rankings include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Global equity and equity-related ranking includes rights offerings and Chinese A-Shares.

(h)	U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INTERNATIONAL METRICS
Total net revenue: (a)
Europe/Middle East/Africa	$2,106	$2,400	$1,353	$1,995	$2,478	(12)%	(15)%	$4,506	$5,070	(11)%
Asia/Pacific	662	758	502	948	762	(13)	(13)	1,420	1,884	(25)
Latin America/Caribbean	304	339	240	175	337	(10)	(10)	643	664	(3)
North America	3,694	3,824	2,263	3,251	3,737	(3)	(1)	7,518	7,929	(5)

Total net revenue	$6,766	$7,321	$4,358	$6,369	$7,314	(8)	(7)	$14,087	$15,547	(9)

Loans (period-end): (b)
Europe/Middle East/Africa	$18,804	$16,358	$15,905	$15,361	$15,370	15	22	$18,804	$15,370	22
Asia/Pacific	8,268	7,969	7,889	6,892	6,211	4	33	8,268	6,211	33
Latin America/Caribbean	4,195	3,764	3,148	3,222	2,633	11	59	4,195	2,633	59
North America	40,892	39,122	41,266	32,688	31,893	5	28	40,892	31,893	28

Total loans	$72,159	$67,213	$68,208	$58,163	$56,107	7	29	$72,159	$56,107	29

(a)	Regional revenue is based primarily on the domicile of the client and/or location of the trading desk.

(b)	Includes retained loans based on the domicile of the client.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$777	$748	$808	$833	$813	4%	(4)%	$1,525	$1,549	(2)%
Asset management, administration and commissions	522	527	494	513	499	(1)	5	1,049	984	7
Mortgage fees and related income	2,265	2,008	723	1,380	1,100	13	106	4,273	611	NM
Credit card income	344	315	305	611	572	9	(40)	659	1,109	(41)
Other income	126	126	107	136	131	—	(4)	252	242	4

Noninterest revenue	4,034	3,724	2,437	3,473	3,115	8	30	7,758	4,495	73
Net interest income	3,901	3,925	3,958	4,062	4,027	(1)	(3)	7,826	8,113	(4)

TOTAL NET REVENUE	7,935	7,649	6,395	7,535	7,142	4	11	15,584	12,608	24
Provision for credit losses	(555)	(96)	779	1,027	994	(478)	NM	(651)	2,193	NM

NONINTEREST EXPENSE
Compensation expense	2,298	2,305	2,130	2,101	1,937	—	19	4,603	3,813	21
Noncompensation expense	2,378	2,653	2,534	2,404	3,274	(10)	(27)	5,031	6,238	(19)
Amortization of intangibles	50	51	58	60	60	(2)	(17)	101	120	(16)

TOTAL NONINTEREST EXPENSE	4,726	5,009	4,722	4,565	5,271	(6)	(10)	9,735	10,171	(4)

Income before income tax expense	3,764	2,736	894	1,943	877	38	329	6,500	244	NM
Income tax expense	1,497	983	361	782	494	52	203	2,480	260	NM

NET INCOME/(LOSS)	$2,267	$1,753	$533	$1,161	$383	29	492	$4,020	$(16)	NM

FINANCIAL RATIOS
ROE	34%	27%	8%	18%	6%			31%	—%
Overhead ratio	60	65	74	61	74			62	81
Overhead ratio excluding core deposit intangibles (a)	59	65	73	60	73			62	80

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$264,320	$269,442	$274,795	$276,799	$283,753	(2)	(7)	$264,320	$283,753	(7)
Loans:
Loans retained	222,773	227,491	232,555	235,572	241,127	(2)	(8)	222,773	241,127	(8)
Loans held-for-sale and loans at fair value (b)	14,254	12,496	12,694	13,153	13,558	14	5	14,254	13,558	5

Total loans	237,027	239,987	245,249	248,725	254,685	(1)	(7)	237,027	254,685	(7)
Deposits	413,571	413,901	395,797	388,735	378,371	—	9	413,571	378,371	9
Equity	26,500	26,500	25,000	25,000	25,000	—	6	26,500	25,000	6

SELECTED BALANCE SHEET DATA (average)
Total assets	268,507	271,973	278,497	283,443	287,235	(1)	(7)	270,240	292,557	(8)
Loans:
Loans retained	225,144	230,170	233,958	238,273	244,030	(2)	(8)	227,657	247,218	(8)
Loans held-for-sale and loans at fair value (b)	17,694	15,621	16,680	16,608	14,613	13	21	16,658	16,058	4

Total loans	242,838	245,791	250,638	254,881	258,643	(1)	(6)	244,315	263,276	(7)
Deposits	409,256	399,561	389,519	382,202	378,932	2	8	404,408	375,379	8
Equity	26,500	26,500	25,000	25,000	25,000	—	6	26,500	25,000	6

Headcount	134,380	134,321	133,075	128,992	122,728	—	9	134,380	122,728	9

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $50 million, $51 million, $58 million, $60 million and $60 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $101 million and $120 million for the six months ended June 30, 2012 and 2011, respectively.

(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$795	$904	$1,009	$1,027	$1,069	(12)%	(26)%	$1,699	$2,268	(25)%
Nonaccrual loans:
Nonaccrual loans retained	7,835	8,191	7,170	7,579	8,088	(4)	(3)	7,835	8,088	(3)
Nonaccrual loans held-for-sale and loans at fair value	98	101	103	132	142	(3)	(31)	98	142	(31)

Total nonaccrual loans (a)(b)(c)(d)	7,933	8,292	7,273	7,711	8,230	(4)	(4)	7,933	8,230	(4)
Nonperforming assets (a)(b)(c)(d)	8,645	9,109	8,064	8,576	9,175	(5)	(6)	8,645	9,175	(6)
Allowance for loan losses	12,897	14,247	15,247	15,479	15,479	(9)	(17)	12,897	15,479	(17)

Net charge-off rate (e)	1.42%	1.58%	1.71%	1.71%	1.76%			1.50%	1.85%
Net charge-off rate excluding purchased credit-impaired (“PCI”) loans (e)	1.98	2.20	2.39	2.39	2.46			2.09	2.59
Allowance for loan losses to ending loans retained	5.79	6.26	6.56	6.57	6.42			5.79	6.42
Allowance for loan losses to ending loans retained excluding PCI loans (f)	4.49	5.22	5.71	6.26	6.12			4.49	6.12
Allowance for loan losses to nonaccrual loans retained (a)(d)(f)	92	104	133	139	130			92	130
Nonaccrual loans to total loans (d)	3.35	3.46	2.97	3.10	3.23			3.35	3.23
Nonaccrual loans to total loans excluding PCI loans (a)(d)	4.55	4.71	4.05	4.25	4.43			4.55	4.43

(a)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	At June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.9 billion, $11.8 billion, $11.5 billion, $9.5 billion and $9.1 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.3 billion, $1.2 billion, $954 million, $2.4 billion and $2.4 billion, respectively. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.

(d)	At June 30, 2012 and March 31, 2012, includes $1.5 billion and $1.6 billion, respectively, of performing junior liens that are subordinate to senior liens that are 90 days or more past due; such junior liens are now being reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of the total, $1.3 billion and $1.4 billion were current at June 30, 2012 and March 31, 2012, respectively.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.

(f)	An allowance for loan losses of $5.7 billion at June 30, 2012, March 31, 2012 and December 31, 2011 and $4.9 billion at September 30, 2011 and June 30, 2011 was recorded for PCI loans; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
CONSUMER & BUSINESS BANKING
Noninterest revenue	$1,646	$1,585	$1,603	$1,952	$1,889	4%	(13)%	$3,231	$3,646	(11)%
Net interest income	2,680	2,675	2,714	2,730	2,706	—	(1)	5,355	5,365	—

Total net revenue	4,326	4,260	4,317	4,682	4,595	2	(6)	8,586	9,011	(5)
Provision for credit losses	(2)	96	132	126	42	NM	NM	94	161	(42)
Noninterest expense	2,742	2,866	2,848	2,842	2,713	(4)	1	5,608	5,512	2

Income before income tax expense	1,586	1,298	1,337	1,714	1,840	22	(14)	2,884	3,338	(14)

Net income	$946	$774	$802	$1,023	$1,098	22	(14)	$1,720	$1,991	(14)

Overhead ratio	63%	67%	66%	61%	59%			65%	61%
Overhead ratio excluding core deposit intangibles (a)	62	66	65	59	58			64	60

BUSINESS METRICS
Business banking origination volume	$1,787	$1,540	$1,389	$1,440	$1,573	16	14	$3,327	$2,998	11
End-of-period loans	18,218	17,822	17,652	17,272	17,141	2	6	18,218	17,141	6
End-of-period deposits:
Checking	156,449	159,075	147,779	142,064	136,297	(2)	15	156,449	136,297	15
Savings	203,910	200,662	191,891	186,733	182,127	2	12	203,910	182,127	12
Time and other	34,403	35,642	36,743	39,017	41,948	(3)	(18)	34,403	41,948	(18)

Total end-of-period deposits	394,762	395,379	376,413	367,814	360,372	—	10	394,762	360,372	10
Average loans	17,934	17,667	17,363	17,172	17,057	2	5	17,800	16,972	5
Average deposits:
Checking	151,733	147,455	140,672	137,033	136,558	3	11	149,594	134,269	11
Savings	202,685	197,199	189,553	184,590	180,892	3	12	199,942	178,028	12
Time and other	35,096	36,121	37,708	40,588	43,053	(3)	(18)	35,608	44,039	(19)

Total average deposits	389,514	380,775	367,933	362,211	360,503	2	8	385,144	356,336	8
Deposit margin	2.62%	2.68%	2.76%	2.82%	2.83%			2.65%	2.86%
Average assets	$30,275	$30,857	$30,373	$30,074	$29,047	(2)	4	$30,566	$29,227	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	98	96	132	126	117	2	(16)	194	236	(18)
Net charge-off rate	2.20%	2.19%	3.02%	2.91%	2.74%			2.19%	2.80%
Allowance for loan losses	$698	$798	$798	$800	$800	(13)	(13)	$698	$800	(13)
Nonperforming assets	597	663	710	773	784	(10)	(24)	597	784	(24)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	6,171	6,598	4,696	5,102	6,334	(6)	(3)	12,769	12,918	(1)
Client investment assets	147,641	147,083	137,853	132,255	140,285	—	5	147,641	140,285	5
% managed accounts	26%	26%	24%	23%	23%			26%	23%

Number of:
Branches	5,563	5,541	5,508	5,396	5,340	—	4	5,563	5,340	4
Chase Private Client branch locations	738	366	262	139	16	102	NM	738	16	NM
ATMs	18,132	17,654	17,235	16,708	16,443	3	10	18,132	16,443	10
Personal bankers	24,052	24,198	24,308	24,205	23,330	(1)	3	24,052	23,330	3
Sales specialists	6,179	6,110	6,017	5,639	5,289	1	17	6,179	5,289	17
Client advisors	3,075	3,131	3,201	3,177	3,112	(2)	(1)	3,075	3,112	(1)
Active online customers (in thousands)	17,929	17,915	17,334	17,326	17,083	—	5	17,929	17,083	5
Active mobile customers (in thousands)	9,075	8,570	8,391	7,234	6,580	6	38	9,075	6,580	38
Chase Private Clients	50,649	32,857	21,723	11,711	5,807	54	NM	50,649	5,807	NM
Checking accounts (in thousands)	27,384	27,034	26,626	26,541	26,266	1	4	27,384	26,266	4

(a)	Consumer & Business Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. See footnote (a) on page 14 for further details.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
MORTGAGE PRODUCTION AND SERVICING
Mortgage fees and related income	$2,265	$2,008	$723	$1,380	$1,100	13%	106%	$4,273	$611	NM %
Other noninterest revenue	110	123	124	118	106	(11)	4	233	210	11
Net interest income	194	177	171	204	124	10	56	371	395	(6)

Total net revenue	2,569	2,308	1,018	1,702	1,330	11	93	4,877	1,216	301
Provision for credit losses	1	—	1	2	(2)	NM	NM	1	2	(50)
Noninterest expense	1,572	1,724	1,442	1,360	2,187	(9)	(28)	3,296	3,933	(16)

Income/(loss) before income tax expense/(benefit)	996	584	(425)	340	(855)	71	NM	1,580	(2,719)	NM

Net income/(loss)	$604	$461	$(258)	$205	$(649)	31	NM	$1,065	$(1,779)	NM

Overhead ratio	61%	75%	142%	80%	164%			68%	323%
FUNCTIONAL RESULTS
Production
Production revenue	$1,362	$1,432	$859	$1,090	$767	(5)	78	$2,794	$1,446	93
Production-related net interest & other income	199	187	210	213	199	6	—	386	417	(7)

Production-related revenue, excl. repurchase losses	1,561	1,619	1,069	1,303	966	(4)	62	3,180	1,863	71
Production expense	620	573	518	496	457	8	36	1,193	881	35

Income, excluding repurchase losses	941	1,046	551	807	509	(10)	85	1,987	982	102
Repurchase losses	(10)	(302)	(390)	(314)	(223)	97	96	(312)	(643)	51

Income before income tax expense	931	744	161	493	286	25	226	1,675	339	394
Servicing
Loan servicing revenue	1,004	1,039	1,032	1,039	1,011	(3)	(1)	2,043	2,063	(1)
Servicing-related net interest & other income	108	112	90	115	29	(4)	272	220	185	19

Servicing-related revenue	1,112	1,151	1,122	1,154	1,040	(3)	7	2,263	2,248	1
MSR asset modeled amortization	(327)	(351)	(406)	(457)	(478)	7	32	(678)	(1,041)	35
Default servicing expense (a)	705	890	702	585	1,449	(21)	(51)	1,595	2,527	(37)
Core servicing expense (a)	248	261	223	281	279	(5)	(11)	509	527	(3)

Income/(loss), excluding MSR risk management	(168)	(351)	(209)	(169)	(1,166)	52	86	(519)	(1,847)	72
MSR risk management, including related net interest income/(expense)	233	191	(377)	16	25	22	NM	424	(1,211)	NM

Income/(loss) before income tax expense/(benefit)	65	(160)	(586)	(153)	(1,141)	NM	NM	(95)	(3,058)	97

Net Income/(loss)	$604	$461	$(258)	$205	$(649)	31	NM	$1,065	$(1,779)	NM

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS
Net production revenue:
Production revenue	$1,362	$1,432	$859	$1,090	$767	(5)	78	$2,794	$1,446	93
Repurchase losses	(10)	(302)	(390)	(314)	(223)	97	96	(312)	(643)	51

Net production revenue	1,352	1,130	469	776	544	20	149	2,482	803	209
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,004	1,039	1,032	1,039	1,011	(3)	(1)	2,043	2,063	(1)
Changes in MSR asset fair value due to modeled amortization	(327)	(351)	(406)	(457)	(478)	7	32	(678)	(1,041)	35

Total operating revenue	677	688	626	582	533	(2)	27	1,365	1,022	34
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(1,117)	596	(832)	(4,574)	(960)	NM	(16)	(521)	(1,711)	70
Derivative valuation adjustments and other	1,353	(406)	460	4,596	983	NM	38	947	497	91

Total risk management	236	190	(372)	22	23	24	NM	426	(1,214)	NM

Total net mortgage servicing revenue	913	878	254	604	556	4	64	1,791	(192)	NM

Mortgage fees and related income	$2,265	$2,008	$723	$1,380	$1,100	13	106	$4,273	$611	NM

(a)	Default and core servicing expense include an aggregate of approximately $200 million and $1.0 billion for foreclosure-related matters for the three months ended March 31, 2012 and June 30, 2011, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												SIX MONTHS ENDED JUNE 30,
											2Q12 Change						2012 Change
	2Q12		1Q12		4Q11		3Q11		2Q11		1Q12	2Q11	2012		2011		2011
MORTGAGE PRODUCTION AND SERVICING (continued)
SELECTED BALANCE SHEET DATA
End-of-period loans:
Prime mortgage, including option ARMs (a)	$17,454		$17,268		$16,891		$14,800		$14,260		1%	22%	$17,454		$14,260		22%
Loans held-for-sale and loans at fair value (b)	14,254		12,496		12,694		13,153		13,558		14	5	14,254		13,558		5
Average loans:
Prime mortgage, including option ARMs (a)	17,478		17,238		15,733		14,451		14,083		1	24	17,358		14,060		23
Loans held-for-sale and loans at fair value (b)	17,694		15,621		16,680		16,608		14,613		13	21	16,658		16,058		4
Average assets	60,534		58,862		60,473		59,677		58,072		3	4	59,698		59,704		—
Repurchase liability (ending)	2,997		3,213		3,213		3,213		3,213		(7)	(7)	2,997		3,213		(7)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries):
Prime mortgage, including option ARMs	1		—		1		2		(2)		NM	NM	1		2		(50)
Net charge-off/(recovery) rate:
Prime mortgage, including option ARMs	0.02%		—%		0.03%		0.06%		(0.06)%				0.01%		0.03%
30+ day delinquency rate (c)	3.00		3.01		3.15		3.35		3.30				3.00		3.30
Nonperforming assets (d)	$708		$708		$716		$691		$662		—	7	$708		$662		7

BUSINESS METRICS (in billions)
Origination volume by channel
Retail	26.1		23.4		23.1		22.4		20.7		12	26	49.5		41.7		19
Wholesale (e)	0.2		—		0.1		0.1		0.1		NM	100	0.2		0.3		(33)
Correspondent (e)	16.5		14.2		14.9		13.4		10.3		16	60	30.7		23.8		29
CNT (negotiated transactions)	1.1		0.8		0.5		0.9		2.9		38	(62)	1.9		4.4		(57)

Total origination volume	43.9		38.4		38.6		36.8		34.0		14	29	82.3		70.2		17

Application volume by channel
Retail	43.1		40.0		34.6		37.7		33.6		8	28	83.1		64.9		28
Wholesale (e)	0.1		0.2		0.2		0.2		0.3		(50)	(67)	0.3		0.6		(50)
Correspondent (e)	23.7		19.7		17.8		20.2		14.9		20	59	43.4		28.5		52

Total application volume	66.9		59.9		52.6		58.1		48.8		12	37	126.8		94.0		35

Third-party mortgage loans serviced (ending)	860.0		884.2		902.2		924.5		940.8		(3)	(9)	860.0		940.8		(9)
Third-party mortgage loans serviced (average)	866.7		892.6		913.2		931.4		947.0		(3)	(8)	879.6		952.9		(8)
MSR net carrying value (ending)	7.1		8.0		7.2		7.8		12.2		(11)	(42)	7.1		12.2		(42)
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	0.83%		0.90%		0.80%		0.84%		1.30%				0.83%		1.30%
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.47		0.47		0.45		0.44		0.43				0.47		0.44
MSR revenue multiple (f)	1.77	x	1.91	x	1.78	x	1.91	x	3.02	x			1.77	x	2.95	x

(a)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.
(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets.
(c)	At June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, excluded mortgage loans insured by U.S. government agencies of $13.0 billion, $12.7 billion, $12.6 billion, $10.5 billion and $10.1 billion, respectively, that are 30 or more days past due. These amounts were excluded as reimbursement of insured amounts is proceeding normally.
(d)	At June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.9 billion, $11.8 billion, $11.5 billion, $9.5 billion and $9.1 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.3 billion, $1.2 billion, $954 million, $2.4 billion and $2.4 billion, respectively. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.
(e)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.
(f)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
REAL ESTATE PORTFOLIOS
Noninterest revenue	$13	$8	$(13)	$23	$20	63%	(35)%	$21	$28	(25)%
Net interest income	1,027	1,073	1,073	1,128	1,197	(4)	(14)	2,100	2,353	(11)

Total net revenue	1,040	1,081	1,060	1,151	1,217	(4)	(15)	2,121	2,381	(11)
Provision for credit losses	(554)	(192)	646	899	954	(189)	NM	(746)	2,030	NM
Noninterest expense	412	419	432	363	371	(2)	11	831	726	14

Income/(loss) before income tax expense/(benefit)	1,182	854	(18)	(111)	(108)	38	NM	2,036	(375)	NM

Net income/(loss)	$717	$518	$(11)	$(67)	$(66)	38	NM	$1,235	$(228)	NM

Overhead ratio	40%	39%	41%	32%	30%			39%	30%

BUSINESS METRICS
LOANS EXCLUDING PCI LOANS
End-of-period loans owned:
Home equity	$72,833	$75,207	$77,800	$80,278	$82,751	(3)	(12)	$72,833	$82,751	(12)
Prime mortgage, including option ARMs	42,037	43,152	44,284	45,439	46,994	(3)	(11)	42,037	46,994	(11)
Subprime mortgage	8,945	9,289	9,664	10,045	10,441	(4)	(14)	8,945	10,441	(14)
Other	675	692	718	741	767	(2)	(12)	675	767	(12)

Total end-of-period loans owned	$124,490	$128,340	$132,466	$136,503	$140,953	(3)	(12)	$124,490	$140,953	(12)
Average loans owned:
Home equity	$74,069	$76,600	$79,106	$81,568	$84,065	(3)	(12)	$75,334	$85,478	(12)
Prime mortgage, including option ARMs	42,543	43,701	44,886	46,165	47,615	(3)	(11)	43,122	48,439	(11)
Subprime mortgage	9,123	9,485	9,880	10,268	10,667	(4)	(14)	9,304	10,875	(14)
Other	684	707	729	753	785	(3)	(13)	696	807	(14)

Total average loans owned	$126,419	$130,493	$134,601	$138,754	$143,132	(3)	(12)	$128,456	$145,599	(12)
PCI LOANS
End-of-period loans owned:
Home equity	$21,867	$22,305	$22,697	$23,105	$23,535	(2)	(7)	$21,867	$23,535	(7)
Prime mortgage	14,395	14,781	15,180	15,626	16,200	(3)	(11)	14,395	16,200	(11)
Subprime mortgage	4,784	4,870	4,976	5,072	5,187	(2)	(8)	4,784	5,187	(8)
Option ARMs	21,565	22,105	22,693	23,325	24,072	(2)	(10)	21,565	24,072	(10)

Total end-of-period loans owned	$62,611	$64,061	$65,546	$67,128	$68,994	(2)	(9)	$62,611	$68,994	(9)
Average loans owned:
Home equity	$22,076	$22,488	$22,872	$23,301	$23,727	(2)	(7)	$22,282	$23,947	(7)
Prime mortgage	14,590	14,975	15,405	15,909	16,456	(3)	(11)	14,783	16,714	(12)
Subprime mortgage	4,824	4,914	5,024	5,128	5,231	(2)	(8)	4,869	5,266	(8)
Option ARMs	21,823	22,395	23,009	23,666	24,420	(3)	(11)	22,109	24,765	(11)

Total average loans owned	$63,313	$64,772	$66,310	$68,004	$69,834	(2)	(9)	$64,043	$70,692	(9)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	$94,700	$97,512	$100,497	$103,383	$106,286	(3)	(11)	$94,700	$106,286	(11)
Prime mortgage, including option ARMs	77,997	80,038	82,157	84,390	87,266	(3)	(11)	77,997	87,266	(11)
Subprime mortgage	13,729	14,159	14,640	15,117	15,628	(3)	(12)	13,729	15,628	(12)
Other	675	692	718	741	767	(2)	(12)	675	767	(12)

Total end-of-period loans owned	$187,101	$192,401	$198,012	$203,631	$209,947	(3)	(11)	$187,101	$209,947	(11)
Average loans owned:
Home equity	$96,145	$99,088	$101,978	$104,869	$107,792	(3)	(11)	$97,616	$109,425	(11)
Prime mortgage, including option ARMs	78,956	81,071	83,300	85,740	88,491	(3)	(11)	80,014	89,918	(11)
Subprime mortgage	13,947	14,399	14,904	15,396	15,898	(3)	(12)	14,173	16,141	(12)
Other	684	707	729	753	785	(3)	(13)	696	807	(14)

Total average loans owned	$189,732	$195,265	$200,911	$206,758	$212,966	(3)	(11)	$192,499	$216,291	(11)
Average assets	177,698	182,254	187,651	193,692	200,116	(2)	(11)	179,976	203,626	(12)
Home equity origination volume	360	312	277	294	307	15	17	672	556	21

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
						2Q12 Change						2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12		2Q11		2012	2011	2011
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding PCI loans
Home equity	$466	$542	$579	$581	$592	(14	) %	(21	) %	$1,008	$1,312	(23	) %
Prime mortgage, including option ARMs	114	131	151	172	198	(13)		(42)		245	359	(32)
Subprime mortgage	112	130	143	141	156	(14)		(28)		242	342	(29)
Other	4	5	3	5	8	(20)		(50)		9	17	(47)

Total net charge-offs	$696	$808	$876	$899	$954	(14)		(27)		$1,504	$2,030	(26)
Net charge-off rate excluding PCI loans
Home equity	2.53%	2.85%	2.90%	2.82%	2.83%					2.69%	3.09%
Prime mortgage, including option ARMs	1.08	1.21	1.33	1.48	1.67					1.14	1.50
Subprime mortgage	4.94	5.51	5.74	5.43	5.85					5.23	6.33
Other	2.35	2.84	1.63	2.83	4.01					2.60	4.29
Total net charge-off rate excluding PCI loans	2.21	2.49	2.58	2.57	2.67					2.35	2.81
Net charge-off rate — reported
Home equity	1.95%	2.20%	2.25%	2.20%	2.20%					2.08%	2.42%
Prime mortgage, including option ARMs	0.58	0.65	0.72	0.80	0.90					0.62	0.81
Subprime mortgage	3.23	3.63	3.81	3.63	3.94					3.43	4.26
Other	2.35	2.84	1.63	2.83	4.01					2.60	4.29
Total net charge-off rate — reported	1.48	1.66	1.73	1.72	1.80					1.57	1.89

30+ day delinquency rate excluding PCI loans (a)	5.16%	5.32%	5.69%	5.80%	5.98%					5.16	5.98%
Allowance for loan losses	$12,179	$13,429	$14,429	$14,659	$14,659	(9)		(17)		$12,179	$14,659	(17)
Nonperforming assets (b)(c)	7,340	7,738	6,638	7,112	7,729	(5)		(5)		7,340	7,729	(5)
Allowance for loan losses to ending loans retained	6.51%	6.98%	7.29%	7.20%	6.98%					6.51%	6.98%
Allowance for loan losses to ending loans retained excluding PCI loans	5.20	6.01	6.58	7.12	6.90					5.20	6.90

(a)	The delinquency rate for PCI loans was 21.38%, 21.72%, 23.30%, 24.44% and 26.20% at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(b)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(c)	Based on regulatory guidance issued in the first quarter of 2012, includes performing junior liens that are subordinate to senior liens that are 90 days or more past due. For further information, see footnote (d) on page 15.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS (in millions, except ratio data and headcount)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
						2Q12 Change					2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11		2012	2011	2011
INCOME STATEMENT
REVENUE
Credit card income	$1,015	$948	$1,053	$1,053	$1,123	7%	(10	) %	$1,963	$2,021	(3	) %
All other income	231	303	232	201	183	(24)	26		534	332	61

Noninterest revenue	1,246	1,251	1,285	1,254	1,306	—	(5)		2,497	2,353	6
Net interest income	3,279	3,463	3,529	3,521	3,455	(5)	(5)		6,742	7,199	(6)

TOTAL NET REVENUE	4,525	4,714	4,814	4,775	4,761	(4)	(5)		9,239	9,552	(3)

Provision for credit losses	734	738	1,060	1,264	944	(1)	(22)		1,472	1,297	13

NONINTEREST EXPENSE
Compensation expense	490	486	460	459	448	1	9		976	907	8
Noncompensation expense	1,512	1,447	1,470	1,560	1,436	4	5		2,959	2,788	6
Amortization of intangibles	94	96	95	96	104	(2)	(10)		190	210	(10)

TOTAL NONINTEREST EXPENSE	2,096	2,029	2,025	2,115	1,988	3	5		4,125	3,905	6

Income before income tax expense	1,695	1,947	1,729	1,396	1,829	(13)	(7)		3,642	4,350	(16)
Income tax expense	665	764	678	547	719	(13)	(8)		1,429	1,706	(16)

NET INCOME	$1,030	$1,183	$1,051	$849	$1,110	(13)	(7)		$2,213	$2,644	(16)

FINANCIAL RATIOS
ROE	25%	29%	26%	21%	28%				27%	33%
Overhead ratio	46	43	42	44	42				45	41

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$198,805	$199,579	$208,467	$199,473	$197,915	—	—		$198,805	$197,915	—
Loans:
Credit Card	124,705	125,331	132,277	127,135	125,523	—	(1)		124,705	125,523	(1)
Auto	48,468	48,245	47,426	46,659	46,796	—	4		48,468	46,796	4
Student	12,232	13,162	13,425	13,751	14,003	(7)	(13)		12,232	14,003	(13)

Total loans	185,405	186,738	193,128	187,545	186,322	(1)	—		185,405	186,322	—
Equity	16,500	16,500	16,000	16,000	16,000	—	3		16,500	16,000	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$197,301	$199,449	$202,226	$199,974	$198,044	(1)	—		$198,375	$201,225	(1)
Loans:
Credit Card	125,195	127,616	128,619	126,536	125,038	(2)	—		126,405	128,767	(2)
Auto	48,273	47,704	46,947	46,549	46,966	1	3		47,989	47,326	1
Student	12,944	13,348	13,543	13,865	14,135	(3)	(8)		13,146	14,272	(8)

Total loans	186,412	188,668	189,109	186,950	186,139	(1)	—		187,540	190,365	(1)
Equity	16,500	16,500	16,000	16,000	16,000	—	3		16,500	16,000	3

Headcount	27,563	27,862	27,585	27,554	26,874	(1)	3		27,563	26,874	3

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$1,345	$1,386	$1,390	$1,499	$1,810	(3)%	(26)%	$2,731	$4,036	(32)%
Auto	21	33	44	42	19	(36)	11	54	66	(18)
Student	119	69	126	93	135	72	(12)	188	215	(13)

Total net charge-offs	1,485	1,488	1,560	1,634	1,964	—	(24)	2,973	4,317	(31)
Net charge-off rate:
Credit Card (a)	4.35%	4.40%	4.29%	4.70%	5.82%			4.37%	6.40%
Auto	0.17	0.28	0.37	0.36	0.16			0.23	0.28
Student	3.70	2.08	3.69	2.66	3.83			2.88	3.04
Total net charge-off rate	3.22	3.19	3.27	3.47	4.24			3.20	4.61

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	2.14	2.56	2.81	2.90	2.98			2.14	2.98
Auto	0.90	0.79	1.13	1.01	0.98			0.90	0.98
Student (c)	1.95	2.06	1.78	1.93	1.70			1.95	1.70
Total 30+ day delinquency rate	1.80	2.07	2.32	2.36	2.38			1.80	2.38
90+ day delinquency rate — Credit Card (b)	1.04	1.37	1.44	1.43	1.55			1.04	1.55

Nonperforming assets (d)	$219	$242	$228	$232	$233	(10)	(6)	$219	$233	(6)
Allowance for loan losses:
Credit Card	5,499	6,251	6,999	7,528	8,042	(12)	(32)	5,499	8,042	(32)
Auto and Student	1,009	1,010	1,010	1,009	879	—	15	1,009	879	15

Total allowance for loan losses	6,508	7,261	8,009	8,537	8,921	(10)	(27)	6,508	8,921	(27)
Allowance for loan losses to period-end loans:
Credit Card (b)	4.41%	5.02%	5.30%	5.93%	6.41%			4.41%	6.41%
Auto and Student	1.66	1.64	1.66	1.67	1.45			1.66	1.45
Total allowance for loan losses to period-end loans	3.51	3.91	4.15	4.55	4.79			3.51	4.79

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$96.0	$86.9	$93.4	$87.3	$85.5	10	12	$182.9	$163.0	12
New accounts opened	1.6	1.7	2.2	2.0	2.0	(6)	(20)	3.3	4.6	(28)
Open accounts	63.7	64.2	65.2	64.3	65.4	(1)	(3)	63.7	65.4	(3)

Merchant Services
Bank card volume (in billions)	$160.2	$152.8	$152.6	$138.1	$137.3	5	17	$313.0	$263.0	19
Total transactions (in billions)	7.1	6.8	6.8	6.1	5.9	4	20	13.9	11.5	21

Auto and Student
Origination volume (in billions)
Auto	$5.8	$5.8	$4.9	$5.9	$5.4	—	7	$11.6	$10.2	14
Student	—	0.1	0.1	0.1	—	NM	—	0.1	0.1	—

(a)	Average credit card loans include loans held-for-sale of $782 million, $821 million, $97 million, $1 million and $276 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $801 million and $1.6 billion for the six months ended June 30, 2012 and 2011, respectively. These amounts are excluded when calculating the net charge-off rate.
(b)	Period-end credit card loans include loans held-for-sale of $112 million, $856 million, $102 million and $94 million at June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. No allowance for loan losses was recorded for these loans. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.
(c)	Excludes student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $931 million, $1.0 billion, $989 million, $995 million and $968 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.
(d)	Nonperforming assets exclude student loans insured by U.S. government agencies under the FFELP of $547 million, $586 million, $551 million, $567 million and $558 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
						2Q12 Change					2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11		2012	2011	2011
CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$953	$949	$985	$957	$1,016	—%	(6	) %	$1,902	$1,798	6%
Net interest income	2,755	2,928	2,989	2,984	2,911	(6)	(5)		5,683	6,111	(7)

Total net revenue	3,708	3,877	3,974	3,941	3,927	(4)	(6)		7,585	7,909	(4)
Provision for credit losses	595	636	890	999	810	(6)	(27)		1,231	1,036	19
Noninterest expense	1,703	1,636	1,633	1,734	1,622	4	5		3,339	3,177	5

Income before income tax expense	1,410	1,605	1,451	1,208	1,495	(12)	(6)		3,015	3,696	(18)

Net income	$860	$979	$885	$737	$911	(12)	(6)		$1,839	$2,254	(18)

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$264	$276	$267	$269	$281	(4)%	(6)%	$540	$545	(1)%
Asset management, administration and commissions	34	36	32	35	34	(6)	—	70	69	1
All other income (a)	264	245	272	220	283	8	(7)	509	486	5

Noninterest revenue	562	557	571	524	598	1	(6)	1,119	1,100	2
Net interest income	1,129	1,100	1,116	1,064	1,029	3	10	2,229	2,043	9

TOTAL NET REVENUE (b)	1,691	1,657	1,687	1,588	1,627	2	4	3,348	3,143	7

Provision for credit losses	(17)	77	40	67	54	NM	NM	60	101	(41)

NONINTEREST EXPENSE
Compensation expense	235	246	215	229	219	(4)	7	481	442	9
Noncompensation expense	349	345	356	337	336	1	4	694	668	4
Amortization of intangibles	7	7	8	7	8	—	(13)	14	16	(13)

TOTAL NONINTEREST EXPENSE	591	598	579	573	563	(1)	5	1,189	1,126	6

Income before income tax expense	1,117	982	1,068	948	1,010	14	11	2,099	1,916	10
Income tax expense	444	391	425	377	403	14	10	835	763	9

NET INCOME	$673	$591	$643	$571	$607	14	11	$1,264	$1,153	10

Revenue by product:
Lending	$920	$892	$881	$857	$880	3	5	$1,812	$1,717	6
Treasury services	603	602	600	572	556	—	8	1,205	1,098	10
Investment banking	129	120	120	116	152	8	(15)	249	262	(5)
Other	39	43	86	43	39	(9)	—	82	66	24

Total Commercial Banking revenue	$1,691	$1,657	$1,687	$1,588	$1,627	2	4	$3,348	$3,143	7

IB revenue, gross (c)	$384	$339	$350	$320	$442	13	(13)	$723	$751	(4)

Revenue by client segment:
Middle Market Banking	$833	$825	$810	$791	$789	1	6	$1,658	$1,544	7
Commercial Term Lending	291	293	299	297	286	(1)	2	584	572	2
Corporate Client Banking	343	337	326	306	339	2	1	680	629	8
Real Estate Banking	114	105	115	104	109	9	5	219	197	11
Other	110	97	137	90	104	13	6	207	201	3

Total Commercial Banking revenue	$1,691	$1,657	$1,687	$1,588	$1,627	2	4	$3,348	$3,143	7

FINANCIAL RATIOS
ROE	28%	25%	32%	28%	30%			27%	29%
Overhead ratio	35	36	34	36	35			36	36

(a)	Commercial Banking (“CB”) client revenue from investment banking products and commercial card transactions is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $99 million, $94 million, $123 million, $90 million and $67 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $193 million and $132 million for the six months ended June 30, 2012 and 2011, respectively.

(c)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q12 Change				2012 Change
	2Q12		1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$163,698		$161,741	$158,040	$151,095	$148,662	1%	10%	$163,698	$148,662	10%
Loans:
Loans retained	119,946		114,969	111,162	106,834	102,122	4	17	119,946	102,122	17
Loans held-for-sale and loans at fair value	547		878	840	584	557	(38)	(2)	547	557	(2)

Total loans	120,493		115,847	112,002	107,418	102,679	4	17	120,493	102,679	17
Equity	9,500		9,500	8,000	8,000	8,000	—	19	9,500	8,000	19

Period-end loans by client segment:
Middle Market Banking	$47,638		$46,040	$44,437	$42,365	$40,530	3	18	$47,638	$40,530	18
Commercial Term Lending	40,972		39,314	38,583	38,539	38,012	4	8	40,972	38,012	8
Corporate Client Banking	18,839		17,670	16,747	15,100	13,097	7	44	18,839	13,097	44
Real Estate Banking	8,819		8,763	8,211	7,470	7,409	1	19	8,819	7,409	19
Other	4,225		4,060	4,024	3,944	3,631	4	16	4,225	3,631	16

Total Commercial Banking loans	$120,493		$115,847	$112,002	$107,418	$102,679	4	17	$120,493	$102,679	17

SELECTED BALANCE SHEET DATA (average)
Total assets	$163,423		$161,074	$155,611	$145,195	$143,560	1	14	$162,249	$141,989	14
Loans:
Loans retained	117,835		112,879	109,328	104,705	100,857	4	17	115,357	99,849	16
Loans held-for-sale and loans at fair value	599		881	580	632	1,015	(32)	(41)	740	886	(16)

Total loans	118,434		113,760	109,908	105,337	101,872	4	16	116,097	100,735	15
Liability balances	193,280		200,178	199,138	180,275	162,769	(3)	19	196,729	159,503	23
Equity	9,500		9,500	8,000	8,000	8,000	—	19	9,500	8,000	19

Average loans by client segment:
Middle Market Banking	$46,880		$45,047	$43,215	$41,540	$40,012	4	17	$45,964	$39,114	18
Commercial Term Lending	40,060		38,848	38,679	38,198	37,729	3	6	39,454	37,769	4
Corporate Client Banking	18,588		17,514	16,116	14,373	13,062	6	42	18,051	12,720	42
Real Estate Banking	8,808		8,341	7,936	7,465	7,467	6	18	8,575	7,537	14
Other	4,098		4,010	3,962	3,761	3,602	2	14	4,053	3,595	13

Total Commercial Banking loans	$118,434		$113,760	$109,908	$105,337	$101,872	4	16	$116,097	$100,735	15

Headcount	5,862		5,612	5,520	5,417	5,140	4	14	5,862	5,140	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(9)		$12	$99	$17	$40	NM	NM	$3	$71	(96)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	881		972	1,036	1,417	1,613	(9)	(45)	881	1,613	(45)
Nonaccrual loans held-for-sale and loans at fair value	36		32	17	26	21	13	71	36	21	71

Total nonaccrual loans	917		1,004	1,053	1,443	1,634	(9)	(44)	917	1,634	(44)
Assets acquired in loan satisfactions	36		60	85	168	197	(40)	(82)	36	197	(82)

Total nonperforming assets	953		1,064	1,138	1,611	1,831	(10)	(48)	953	1,831	(48)
Allowance for credit losses:
Allowance for loan losses	2,638		2,662	2,603	2,671	2,614	(1)	1	2,638	2,614	1
Allowance for lending-related commitments	209		194	189	181	187	8	12	209	187	12

Total allowance for credit losses	2,847		2,856	2,792	2,852	2,801	—	2	2,847	2,801	2

Net charge-off/(recovery) rate (b)	(0.03	) %	0.04%	0.36%	0.06%	0.16%			0.01%	0.14%
Allowance for loan losses to period-end loans retained	2.20		2.32	2.34	2.50	2.56			2.20	2.56
Allowance for loan losses to nonaccrual loans retained (a)	299		274	251	188	162			299	162
Nonaccrual loans to total period-end loans	0.76		0.87	0.94	1.34	1.59			0.76	1.59

(a)	Allowance for loan losses of $143 million, $163 million, $176 million, $257 million and $289 million was held against nonaccrual loans retained at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$287	$286	$313	$310	$314	—%	(9)%	$573	$617	(7)%
Asset management, administration and commissions	708	654	671	656	726	8	(2)	1,362	1,421	(4)
All other income	156	127	133	141	143	23	9	283	282	—

Noninterest revenue	1,151	1,067	1,117	1,107	1,183	8	(3)	2,218	2,320	(4)
Net interest income	1,001	947	905	801	749	6	34	1,948	1,452	34

TOTAL NET REVENUE	2,152	2,014	2,022	1,908	1,932	7	11	4,166	3,772	10

Provision for credit losses	8	2	19	(20)	(2)	300	NM	10	2	400
Credit allocation income/(expense) (a)	68	3	(60)	9	32	NM	113	71	59	20

NONINTEREST EXPENSE
Compensation expense	717	732	672	718	719	(2)	—	1,449	1,434	1
Noncompensation expense	760	728	877	728	719	4	6	1,488	1,366	9
Amortization of intangibles	14	13	14	24	15	8	(7)	27	30	(10)

TOTAL NONINTEREST EXPENSE	1,491	1,473	1,563	1,470	1,453	1	3	2,964	2,830	5

Income before income tax expense	721	542	380	467	513	33	41	1,263	999	26
Income tax expense	258	191	130	162	180	35	43	449	350	28

NET INCOME	$463	$351	$250	$305	$333	32	39	$814	$649	25

FINANCIAL RATIOS
ROE	25%	19%	14%	17%	19%			22%	19%
Pretax margin ratio	34	27	19	24	27			30	26
Overhead ratio	69	73	77	77	75			71	75
Pre-provision profit ratio	31	27	23	23	25			29	25

REVENUE BY BUSINESS
Worldwide Securities Services (“WSS”):
Investor Services	$835	$783	$752	$740	$782	7	7	$1,618	$1,527	6
Clearance, Collateral Mgmt & Depositary Receipts	243	179	219	199	220	36	10	422	424	—

Total WSS Revenue	1,078	962	971	939	1,002	12	8	2,040	1,951	5
Treasury Services (“TS”):
Transaction Services	$917	$893	$874	$816	$785	3	17	$1,810	$1,550	17
Trade Finance	157	159	177	153	145	(1)	8	316	271	17

Total TS Revenue	1,074	1,052	1,051	969	930	2	15	2,126	1,821	17

(a)	IB manages traditional credit exposures related to GCB on behalf of IB and TSS, and IB and TSS share the economics related to the Firm’s GCB clients. Included within this allocation are net revenue, provision for credit losses and expenses. IB recognizes this credit allocation as a component of all other income.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data, and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$67,758	$66,732	$68,665	$62,364	$55,950	2%	21%	$67,758	$55,950	21%
Loans (a)	42,558	41,173	42,992	36,389	34,034	3	25	42,558	34,034	25
Equity	7,500	7,500	7,000	7,000	7,000	—	7	7,500	7,000	7

SELECTED BALANCE SHEET DATA (average)
Total assets	$66,398	$64,559	$63,686	$60,141	$52,688	3	26	$65,479	$50,294	30
Loans (a)	42,213	40,538	39,289	35,303	33,069	4	28	41,376	31,190	33
Liability balances	348,102	356,964	364,196	341,107	302,858	(2)	15	352,533	284,392	24
Equity	7,500	7,500	7,000	7,000	7,000	—	7	7,500	7,000	7

Headcount	27,462	27,765	27,825	28,157	28,230	(1)	(3)	27,462	28,230	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$—	$—	$—	$—	—	—	$—	$—	—
Nonaccrual loans	4	5	4	3	3	(20)	33	4	3	33
Allowance for credit losses:
Allowance for loan losses	79	69	65	49	74	14	7	79	74	7
Allowance for lending-related commitments	9	14	49	46	41	(36)	(78)	9	41	(78)

Total allowance for credit losses	88	83	114	95	115	6	(23)	88	115	(23)

Net charge-off rate	—%	—%	—%	—%	—%			—%	—%
Allowance for loan losses to period-end loans	0.19	0.17	0.15	0.14	0.22			0.19	0.22
Allowance for loan losses to nonaccrual loans	NM	NM	NM	NM	NM			NM	NM
Nonaccrual loans to period-end loans	0.01	0.01	0.01	0.01	0.01			0.01	0.01

WSS BUSINESS METRICS
Assets under custody (“AUC”) by asset class (period-end)
(in billions):
Fixed Income	$11,302	$11,332	$10,926	$10,871	$10,686	—	6	$11,302	$10,686	6
Equity	5,025	5,365	4,878	4,401	5,267	(6)	(5)	5,025	5,267	(5)
Other (b)	1,338	1,171	1,066	978	992	14	35	1,338	992	35

Total AUC	$17,665	$17,868	$16,870	$16,250	$16,945	(1)	4	$17,665	$16,945	4

Liability balances (average)	121,755	125,088	122,102	107,105	90,204	(3)	35	123,421	86,485	43

TS BUSINESS METRICS
Liability balances (average)	226,347	231,876	242,094	234,002	212,654	(2)	6	229,112	197,907	16
Trade finance loans (period-end)	35,291	35,692	36,696	30,104	27,473	(1)	28	35,291	27,473	28

(a)	Loan balances include trade finance loans and wholesale overdrafts.

(b)	Consists of mutual funds, unit investment trusts, currencies, annuities, insurance contracts, options and nonsecurities contracts.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INTERNATIONAL METRICS
Net revenue (a)
Europe/Middle East/Africa	$777	$668	$689	$648	$691	16%	12%	$1,445	$1,321	9%
Asia/Pacific	345	353	339	321	299	(2)	15	698	575	21
Latin America/Caribbean	72	82	112	61	80	(12)	(10)	154	156	(1)
North America	958	911	882	878	862	5	11	1,869	1,720	9

Total net revenue	$2,152	$2,014	$2,022	$1,908	$1,932	7	11	$4,166	$3,772	10

Average liability balances (a)
Europe/Middle East/Africa	$127,173	$127,794	$130,862	$129,608	$125,911	—	1	$127,484	$117,501	8
Asia/Pacific	50,331	50,197	49,407	42,987	42,472	—	19	50,264	40,807	23
Latin America/Caribbean	10,453	11,852	11,563	12,722	13,506	(12)	(23)	11,153	13,115	(15)
North America	160,145	167,121	172,364	155,790	120,969	(4)	32	163,632	112,969	45

Total average liability balances	$348,102	$356,964	$364,196	$341,107	$302,858	(2)	15	$352,533	$284,392	24

Trade finance loans (period-end) (a)
Europe/Middle East/Africa	$9,577	$9,972	$9,726	$6,853	$6,184	(4)	55	$9,577	$6,184	55
Asia/Pacific	18,209	18,140	19,280	16,918	15,736	—	16	18,209	15,736	16
Latin America/Caribbean	5,754	6,040	6,254	5,228	4,553	(5)	26	5,754	4,553	26
North America	1,751	1,540	1,436	1,105	1,000	14	75	1,751	1,000	75

Total trade finance loans	$35,291	$35,692	$36,696	$30,104	$27,473	(1)	28	$35,291	$27,473	28

AUC (period-end) (in billions) (a)
North America	$10,048	$9,998	$9,735	$9,611	$9,976	1	1	$10,048	$9,976	1
All other regions	7,617	7,870	7,135	6,639	6,969	(3)	9	7,617	6,969	9

Total AUC	$17,665	$17,868	$16,870	$16,250	$16,945	(1)	4	$17,665	$16,945	4

TSS FIRMWIDE DISCLOSURES (b)
TS revenue - reported	$1,074	$1,052	$1,051	$969	$930	2	15	$2,126	$1,821	17
TS revenue reported in CB	603	602	600	572	556	—	8	1,205	1,098	10
TS revenue reported in other lines of business	68	69	69	68	65	(1)	5	137	128	7

TS firmwide revenue (c)	1,745	1,723	1,720	1,609	1,551	1	13	3,468	3,047	14
Worldwide Securities Services revenue	1,078	962	971	939	1,002	12	8	2,040	1,951	5

TSS firmwide revenue (c)	$2,823	$2,685	$2,691	$2,548	$2,553	5	11	$5,508	$4,998	10

TSS total foreign exchange (“FX”) revenue (c)	147	137	154	179	165	7	(11)	284	325	(13)

TS firmwide liability balances (average) (d)	$419,806	$432,299	$441,572	$414,485	$375,432	(3)	12	$426,053	$357,436	19
TSS firmwide liability balances (average) (d)	541,382	557,142	563,334	521,383	465,627	(3)	16	549,262	443,894	24

Number of:
U.S.$ ACH transactions originated	1,020	1,019	983	972	959	—	6	2,039	1,951	5
Total U.S.$ clearing volume (in thousands)	33,980	32,696	33,055	33,117	32,274	4	5	66,676	63,245	5
International electronic funds transfer volume (in thousands) (e)	76,343	75,087	63,669	62,718	63,208	2	21	151,430	124,150	22
Wholesale check volume	602	589	592	601	608	2	(1)	1,191	1,140	4
Wholesale cards issued (in thousands) (f)	25,346	24,693	25,187	24,288	23,746	3	7	25,346	23,746	7

(a)	Total net revenue, average liability balances, trade finance loans and AUC are based on the domicile of the client. In the second quarter of 2012, the methodology for allocating the data by region was refined. Prior periods were not revised due to immateriality.

(b)	TSS firmwide metrics include revenue recorded in CB, Consumer & Business Banking and Asset Management (“AM”) lines of business and net TSS FX revenue (it excludes TSS FX revenue recorded in the IB). In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics in assessing financial performance of TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(c)	IB executes FX transactions on behalf of TSS customers under revenue sharing agreements. FX revenue generated by TSS customers is recorded in TSS and IB. TSS total FX revenue reported above is the gross (pre-split) FX revenue generated by TSS customers. However, TSS firmwide revenue includes only the FX revenue booked in TSS, i.e., it does not include the portion of TSS FX revenue recorded in IB.

(d)	Firmwide liability balances include liability balances recorded in CB.

(e)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(f)	Wholesale cards issued and outstanding include stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,701	$1,621	$1,606	$1,617	$1,818	5%	(6)%	$3,322	$3,525	(6)%
All other income	151	266	232	281	321	(43)	(53)	417	634	(34)

Noninterest revenue	1,852	1,887	1,838	1,898	2,139	(2)	(13)	3,739	4,159	(10)
Net interest income	512	483	446	418	398	6	29	995	784	27

TOTAL NET REVENUE	2,364	2,370	2,284	2,316	2,537	—	(7)	4,734	4,943	(4)

Provision for credit losses	34	19	24	26	12	79	183	53	17	212

NONINTEREST EXPENSE
Compensation expense	1,024	1,120	1,046	999	1,068	(9)	(4)	2,144	2,107	2
Noncompensation expense	655	586	674	775	704	12	(7)	1,241	1,303	(5)
Amortization of intangibles	22	23	32	22	22	(4)	—	45	44	2

TOTAL NONINTEREST EXPENSE	1,701	1,729	1,752	1,796	1,794	(2)	(5)	3,430	3,454	(1)

Income before income tax expense	629	622	508	494	731	1	(14)	1,251	1,472	(15)
Income tax expense	238	236	206	109	292	1	(18)	474	567	(16)

NET INCOME	$391	$386	$302	$385	$439	1	(11)	$777	$905	(14)

REVENUE BY CLIENT SEGMENT
Private Banking	$1,341	$1,279	$1,212	$1,298	$1,289	5	4	$2,620	$2,606	1
Institutional	537	557	558	478	694	(4)	(23)	1,094	1,237	(12)
Retail	486	534	514	540	554	(9)	(12)	1,020	1,100	(7)

TOTAL NET REVENUE	$2,364	$2,370	$2,284	$2,316	$2,537	—	(7)	$4,734	$4,943	(4)

FINANCIAL RATIOS
ROE	22%	22%	18%	24%	27%			22%	28%
Overhead ratio	72	73	77	78	71			72	70
Pretax margin ratio	27	26	22	21	29			26	30

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$98,704	$96,385	$86,242	$81,179	$78,199	2	26	$98,704	$78,199	26
Loans (a)	70,470	64,335	57,573	54,178	51,747	10	36	70,470	51,747	36
Equity	7,000	7,000	6,500	6,500	6,500	—	8	7,000	6,500	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$96,670	$89,582	$82,594	$78,669	$74,206	8	30	$93,126	$71,577	30
Loans	67,093	59,311	54,691	52,652	48,837	13	37	63,202	46,903	35
Deposits	128,087	127,534	121,493	111,090	97,509	—	31	127,811	96,386	33
Equity	7,000	7,000	6,500	6,500	6,500	—	8	7,000	6,500	8

Headcount	18,042	17,849	18,036	18,084	17,963	1	—	18,042	17,963	—

(a)	Includes $6.7 billion and $4.5 billion of prime mortgage loans reported in the Consumer, excluding credit card loan portfolio at June 30, 2012 and March 31, 2012, respectively.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
BUSINESS METRICS
Number of:
Client advisors (a)	2,739	2,832	2,883	2,864	2,719	(3)%	1%	2,739	2,719	1%
Retirement Planning Services participants (in thousands)	1,960	1,926	1,798	1,755	1,613	2	22	1,960	1,613	22
% of customer assets in 4 & 5 Star Funds (b)	43%	42%	43%	47%	50%			43%	50%
% of AUM in 1st and 2nd quartiles: (c)
1 year	65	64	48	49	56			65	56
3 years	72	74	72	73	71			72	71
5 years	74	76	78	77	76			74	76

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$28	$27	$48	$—	$33	4	(15)	$55	$44	25
Nonaccrual loans	256	263	317	311	252	(3)	2	256	252	2
Allowance for credit losses:
Allowance for loan losses	220	209	209	240	222	5	(1)	220	222	(1)
Allowance for lending-related commitments	6	5	10	9	9	20	(33)	6	9	(33)

Total allowance for credit losses	226	214	219	249	231	6	(2)	226	231	(2)
Net charge-off rate	0.17%	0.18%	0.35%	—%	0.27%			0.18%	0.19%
Allowance for loan losses to period-end loans	0.31	0.32	0.36	0.44	0.43			0.31	0.43
Allowance for loan losses to nonaccrual loans	86	79	66	77	88			86	88
Nonaccrual loans to period-end loans	0.36	0.41	0.55	0.57	0.49			0.36	0.49

(a)	Effective January 1, 2012, the previously disclosed separate metric for client advisors and JPMorgan Securities brokers were combined into one metric that reflects the number of Private Banking client-facing representatives.
(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Quartile ranking sourced from: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Jun 30, 2012 Change
ASSETS UNDER SUPERVISION	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2012	Jun 30, 2011
Assets by asset class
Liquidity	$466	$492	$515	$464	$476	(5)%	(2)%
Fixed income	359	355	336	321	319	1	13
Equity and multi-asset	401	417	372	356	430	(4)	(7)
Alternatives	121	118	113	113	117	3	3

TOTAL ASSETS UNDER MANAGEMENT	1,347	1,382	1,336	1,254	1,342	(3)	—
Custody/brokerage/administration/deposits	621	631	585	552	582	(2)	7

TOTAL ASSETS UNDER SUPERVISION	$1,968	$2,013	$1,921	$1,806	$1,924	(2)	2

Assets by client segment
Private Banking	$297	$303	$291	$276	$291	(2)	2
Institutional	702	732	722	673	708	(4)	(1)
Retail	348	347	323	305	343	—	1

TOTAL ASSETS UNDER MANAGEMENT	$1,347	$1,382	$1,336	$1,254	$1,342	(3)	—

Private Banking	$816	$830	$781	$738	$776	(2)	5
Institutional	702	732	723	674	709	(4)	(1)
Retail	450	451	417	394	439	—	3

TOTAL ASSETS UNDER SUPERVISION	$1,968	$2,013	$1,921	$1,806	$1,924	(2)	2

Mutual fund assets by asset class
Liquidity	$408	$434	$458	$409	$421	(6)	(3)
Fixed income	119	116	107	101	105	3	13
Equity and multi-asset	160	167	147	139	176	(4)	(9)
Alternatives	7	8	8	8	9	(13)	(22)

TOTAL MUTUAL FUND ASSETS	$694	$725	$720	$657	$711	(4)	(2)

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					SIX MONTHS ENDED JUNE 30,
	2Q12	1Q12	4Q11	3Q11	2Q11	2012	2011
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,382	$1,336	$1,254	$1,342	$1,330	$1,336	$1,298
Net asset flows:
Liquidity	(25)	(25)	53	(10)	(16)	(50)	(25)
Fixed income	5	11	9	3	12	16	28
Equities, multi-asset and alternatives	9	6	(4)	(1)	7	15	18
Market/performance/other impacts	(24)	54	24	(80)	9	30	23

Ending balance	$1,347	$1,382	$1,336	$1,254	$1,342	$1,347	$1,342

Assets under supervision rollforward
Beginning balance	$2,013	$1,921	$1,806	$1,924	$1,908	$1,921	$1,840
Net asset flows	(6)	8	69	11	12	2	43
Market/performance/other impacts	(39)	84	46	(129)	4	45	41

Ending balance	$1,968	$2,013	$1,921	$1,806	$1,924	$1,968	$1,924

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
INTERNATIONAL METRICS	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
Total net revenue: (in millions) (a)
Europe/Middle East/Africa	$379	$405	$392	$395	$478	(6)%	(21)%	$784	$917	(15)%
Asia/Pacific	230	236	220	248	257	(3)	(11)	466	503	(7)
Latin America/Caribbean	166	175	224	168	251	(5)	(34)	341	416	(18)
North America	1,589	1,554	1,448	1,505	1,551	2	2	3,143	3,107	1

Total net revenue	$2,364	$2,370	$2,284	$2,316	$2,537	—	(7)	$4,734	$4,943	(4)

Assets under management:
Europe/Middle East/Africa	$261	$282	$278	$255	$298	(7)	(12)	$261	$298	(12)
Asia/Pacific	103	112	105	104	119	(8)	(13)	103	119	(13)
Latin America/Caribbean	41	41	34	32	37	—	11	41	37	11
North America	942	947	919	863	888	(1)	6	942	888	6

Total assets under management	$1,347	$1,382	$1,336	$1,254	$1,342	(3)	—	$1,347	$1,342	—

Assets under supervision:
Europe/Middle East/Africa	$315	$339	$329	$306	$353	(7)	(11)	$315	$353	(11)
Asia/Pacific	144	152	139	140	161	(5)	(11)	144	161	(11)
Latin America/Caribbean	101	101	89	87	94	—	7	101	94	7
North America	1,408	1,421	1,364	1,273	1,316	(1)	7	1,408	1,316	7

Total assets under supervision	$1,968	$2,013	$1,921	$1,806	$1,924	(2)	2	$1,968	$1,924	2

(a)	Regional revenue is based on the domicile of the client.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Principal transactions	$(3,576)	$(547)	$324	$(933)	$745	NM %	NM %	$(4,123)	$2,043	NM %
Securities gains	1,013	449	54	607	837	126	21	1,462	939	56
All other income	159	1,111 (c)	75	186	265	(86)	(40)	1,270	343	270

Noninterest revenue	(2,404)	1,013	453	(140)	1,847	NM	NM	(1,391)	3,325	NM
Net interest income	(205)	16	245	8	218	NM	NM	(189)	252	NM

TOTAL NET REVENUE (a)	(2,609)	1,029	698	(132)	2,065	NM	NM	(1,580)	3,577	NM

Provision for credit losses	(11)	(9)	(10)	(7)	(9)	(22)	(22)	(20)	(19)	(5)

NONINTEREST EXPENSE
Compensation expense	652	823	602	552	614	(21)	6	1,475	1,271	16
Noncompensation expense (b)	1,317	3,328	1,649	1,995	2,097	(60)	(37)	4,645	3,240	43

Subtotal	1,969	4,151	2,251	2,547	2,711	(53)	(27)	6,120	4,511	36
Net expense allocated to other businesses	(1,410)	(1,382)	(1,321)	(1,331)	(1,270)	(2)	(11)	(2,792)	(2,508)	(11)

TOTAL NONINTEREST EXPENSE	559	2,769	930	1,216	1,441	(80)	(61)	3,328	2,003	66

Income/(loss) before income tax expense/(benefit)	(3,157)	(1,731)	(222)	(1,341)	633	(82)	NM	(4,888)	1,593	NM
Income tax expense/(benefit)	(1,380)	(709)	(445)	(696)	131	(95)	NM	(2,089)	369	NM

NET INCOME/(LOSS)	$(1,777)	$(1,022)	$223	$(645)	$502	(74)	NM	$(2,799)	$1,224	NM

MEMO:
REVENUE
Private Equity	$410	$254	$(113)	$(546)	$796	61	(48)	$664	$1,495	(56)
Treasury and Chief Investment Office (“CIO”)	(3,434)	(233)	845	102	1,426	NM	NM	(3,667)	2,249	NM
Other Corporate	415	1,008	(34)	312	(157)	(59)	NM	1,423	(167)	NM

TOTAL NET REVENUE	$(2,609)	$1,029	$698	$(132)	$2,065	NM	NM	$(1,580)	$3,577	NM

NET INCOME/(LOSS)
Private Equity	$197	$134	$(89)	$(347)	$444	47	(56)	$331	$827	(60)
Treasury and CIO	(2,078)	(227)	417	(94)	670	NM	NM	(2,305)	1,026	NM
Other Corporate	104	(929)	(105)	(204)	(612)	NM	NM	(825)	(629)	(31)

TOTAL NET INCOME/(LOSS)	$(1,777)	$(1,022)	$223	$(645)	$502	(74)	NM	$(2,799)	$1,224	NM

TOTAL ASSETS (period-end)	$667,206	$713,326	$693,153	$693,597	$672,655	(6)	(1)	$667,206	$672,655	(1)

Headcount	23,020	22,337	22,117	21,844	21,444	3	7	23,020	21,444	7

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $118 million, $99 million, $92 million, $73 million and $69 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $217 million and $133 million for the six months ended June 30, 2012 and 2011, respectively.

(b)	Includes litigation expense of $0.3 billion, $2.5 billion, $0.5 billion, $1.0 billion and $1.3 billion for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $2.8 billion and $1.6 billion for the six months ended June 30, 2012 and 2011, respectively.

(c)	Includes a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$1,013	$453	$(13)	$459	$837	124%	21%	$1,466	$939	56%
Investment securities portfolio (average)	359,130	361,601	349,750	324,596	335,543	(1)	7	360,366	324,492	11
Investment securities portfolio (ending)	348,610	374,588	355,605	330,800	318,237	(7)	10	348,610	318,237	10
Mortgage loans (average)	11,012	12,636	14,089	13,748	12,731	(13)	(14)	11,824	12,078	(2)
Mortgage loans (ending)	10,332	11,819	13,375	14,226	13,243	(13)	(22)	10,332	13,243	(22)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$(116)	$66	$58	$394	$1,219	NM	NM	$(50)	$1,390	NM
Unrealized gains/(losses) (b)	589	179	(122)	(827)	(726)	229	NM	768	(356)	NM

Total direct investments	473	245	(64)	(433)	493	93	(4)	718	1,034	(31)
Third-party fund investments	(9)	83	(85)	(7)	323	NM	NM	74	509	(85)

Total private equity gains/(losses) (c)	$464	$328	$(149)	$(440)	$816	41	(43)	$792	$1,543	(49)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$863	$889	$805	$709	$670	(3)	29
Cost	436	549	573	779	595	(21)	(27)
Quoted public value	909	931	896	778	721	(2)	26
Privately-held direct securities
Carrying value	4,931	4,944	4,597	4,322	5,680	—	(13)
Cost	6,362	6,819	6,793	6,556	6,891	(7)	(8)
Third-party fund investments (d)
Carrying value	2,113	2,131	2,283	2,399	2,481	(1)	(15)
Cost	1,952	2,162	2,452	2,454	2,464	(10)	(21)

Total private equity portfolio
Carrying value	$7,907	$7,964	$7,685	$7,430	$8,831	(1)	(10)
Cost	8,750	9,530	9,818	9,789	9,950	(8)	(12)

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $524 million, $571 million, $789 million, $853 million and $876 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Jun 30, 2012 Change
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2012	Jun 30, 2011
CREDIT EXPOSURE
Wholesale (a)
Loans retained	$298,888	$283,653	$278,395	$255,799	$244,224	5%	22%
Loans held-for-sale and loans at fair value	3,932	7,213	4,621	3,684	4,599	(45)	(15)

Total wholesale loans	302,820	290,866	283,016	259,483	248,823	4	22

Consumer, excluding credit card (b)
Loans retained, excluding PCI loans
Home equity	72,833	75,207	77,800	80,278	82,751	(3)	(12)
Prime mortgage, including option ARMs	76,064	76,292	76,196	74,230	74,276	—	2
Subprime mortgage	8,945	9,289	9,664	10,045	10,441	(4)	(14)
Auto	48,468	48,245	47,426	46,659	46,796	—	4
Business banking	18,218	17,822	17,652	17,272	17,141	2	6
Student and other	12,907	13,854	14,143	14,492	14,770	(7)	(13)

Total loans retained, excluding PCI loans	237,435	240,709	242,881	242,976	246,175	(1)	(4)
Loans — PCI
Home equity	21,867	22,305	22,697	23,105	23,535	(2)	(7)
Prime mortgage	14,395	14,781	15,180	15,626	16,200	(3)	(11)
Subprime mortgage	4,784	4,870	4,976	5,072	5,187	(2)	(8)
Option ARMs	21,565	22,105	22,693	23,325	24,072	(2)	(10)

Total loans — PCI	62,611	64,061	65,546	67,128	68,994	(2)	(9)
Total loans retained	300,046	304,770	308,427	310,104	315,169	(2)	(5)
Loans held-for-sale (c)	—	—	—	131	221	—	NM

Total consumer, excluding credit card loans	300,046	304,770	308,427	310,235	315,390	(2)	(5)

Credit card
Loans retained (d)	124,593	124,475	132,175	127,041	125,523	—	(1)
Loans held-for-sale	112	856	102	94	—	(87)	NM

Total credit card	124,705	125,331	132,277	127,135	125,523	—	(1)

Total consumer loans	424,751	430,101	440,704	437,370	440,913	(1)	(4)

Total loans	727,571	720,967	723,720	696,853	689,736	1	5

Derivative receivables	85,543	85,010	92,477	108,853	77,383	1	11
Receivables from customers and other (e)	20,131	21,235	17,561	25,719	32,678	(5)	(38)

Total credit-related assets	105,674	106,245	110,038	134,572	110,061	(1)	(4)
Lending-related commitments
Wholesale	419,641	401,064	382,739	379,682	365,689	5	15
Consumer, excluding credit card	62,438	63,121	62,307	64,581	64,649	(1)	(3)
Credit card	534,267	533,318	530,616	528,830	535,625	—	—

Total lending-related commitments	1,016,346	997,503	975,662	973,093	965,963	2	5

Total credit exposure	$1,849,591	$1,824,715	$1,809,420	$1,804,518	$1,765,760	1	5

Memo: Total by category
Wholesale exposure (f)	$828,028	$798,071	$775,693	$773,633	$724,573	4	14
Consumer exposures (g)	1,021,563	1,026,644	1,033,727	1,030,885	1,041,187	—	(2)

Total credit exposure	$1,849,591	$1,824,715	$1,809,420	$1,804,518	$1,765,760	1	5

(a)	Includes IB, CB, TSS and AM business segments and Corporate/Private Equity.

(b)	Includes loans reported in RFS, auto and student loans reported in Card, and residential real estate loans reported in the AM business segment and in Corporate/Private Equity.

(c)	Represents prime mortgages for all periods presented.

(d)	Includes billed finance charges and fees net of an allowance for uncollectible amounts.

(e)	Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(f)	Primarily represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

(g)	Represents total consumer loans and consumer lending-related commitments.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Jun 30, 2012 Change
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2012	Jun 30, 2011
NONPERFORMING ASSETS AND RATIOS
Wholesale
Loans retained	$1,804	$1,941	$2,398	$3,011	$3,362	(7)%	(46)%
Loans held-for-sale and loans at fair value	194	214	183	176	214	(9)	(9)

Total wholesale loans	1,998	2,155	2,581	3,187	3,576	(7)	(44)

Consumer, excluding credit card
Home equity (a)	2,615	2,766	1,287	1,290	1,308	(5)	100
Prime mortgage, including option ARMs	3,139	3,258	3,462	3,656	4,024	(4)	(22)
Subprime mortgage	1,544	1,569	1,781	1,932	2,058	(2)	(25)
Auto	101	102	118	114	111	(1)	(9)
Business banking	587	649	694	756	770	(10)	(24)
Student and other	83	105	69	68	79	(21)	5

Total consumer, excluding credit card	8,069	8,449	7,411	7,816	8,350	(4)	(3)

Total credit card	1	1	1	2	2	—	(50)

Total consumer nonaccrual loans (b)	8,070	8,450	7,412	7,818	8,352	(4)	(3)

Total nonaccrual loans	10,068	10,605	9,993	11,005	11,928	(5)	(16)

Derivative receivables (c)	451	317	297	285	217	42	108
Assets acquired in loan satisfactions	878	1,031	1,025	1,178	1,290	(15)	(32)

Total nonperforming assets (d)	11,397	11,953	11,315	12,468	13,435	(5)	(15)
Wholesale lending-related commitments (e)	565	756	865	705	793	(25)	(29)

Total (d)	$11,962	$12,709	$12,180	$13,173	$14,228	(6)	(16)

Total nonaccrual loans to total loans	1.38%	1.47%	1.38%	1.58%	1.73%
Total wholesale nonaccrual loans to total wholesale loans	0.66	0.74	0.91	1.23	1.44
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	2.69	2.77	2.40	2.52	2.65

NONPERFORMING ASSETS BY LOB
Investment Bank (c)	$1,334	$1,273	$1,573	$1,782	$1,983	5	(33)
Retail Financial Services (a)(b)	8,547	9,008	7,961	8,444	9,033	(5)	(5)
Card Services & Auto	219	242	228	232	233	(10)	(6)
Commercial Banking	953	1,064	1,138	1,611	1,831	(10)	(48)
Treasury & Securities Services	4	5	4	3	3	(20)	33
Asset Management (c)	271	286	336	322	264	(5)	3
Corporate/Private Equity (f)	69	75	75	74	88	(8)	(22)

TOTAL	$11,397	$11,953	$11,315	$12,468	$13,435	(5)	(15)

(a)	Based on regulatory guidance issued in the first quarter of 2012, includes performing junior liens that are subordinate to senior liens that are 90 days or more past due. For further information, see footnote (d) on page 15.

(b)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(c)	Effective in the first quarter of 2012, amounts included both defaulted derivatives and derivatives that have been risk-rated as nonperforming; prior periods were revised as previously reported amounts only included defaulted derivatives.

(d)	At June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.9 billion, $11.8 billion, $11.5 billion, $9.5 billion and $9.1 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.3 billion, $1.2 billion, $954 million, $2.4 billion and $2.4 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $547 million, $586 million, $551 million, $567 million and $558 million, respectively, that are 90 or more days past due. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(e)	Represent commitments that are risk rated as nonaccrual.

(f)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
GROSS CHARGE-OFFS
Wholesale loans	$73	$92	$431	$98	$134	(21)%	(46)%	$165	$387	(57)%
Consumer loans, excluding credit card	1,054	1,134	1,310	1,292	1,357	(7)	(22)	2,188	2,817	(22)
Credit card loans	1,583	1,627	1,641	1,765	2,131	(3)	(26)	3,210	4,762	(33)

Total consumer loans	2,637	2,761	2,951	3,057	3,488	(4)	(24)	5,398	7,579	(29)

Total loans	$2,710	$2,853	$3,382	$3,155	$3,622	(5)	(25)	$5,563	$7,966	(30)

GROSS RECOVERIES
Wholesale loans	$64	$87	$85	$249	$54	(26)	19	$151	$142	6
Consumer loans, excluding credit card	130	138	139	133	144	(6)	(10)	268	275	(3)
Credit card loans	238	241	251	266	321	(1)	(26)	479	726	(34)

Total consumer loans	368	379	390	399	465	(3)	(21)	747	1,001	(25)

Total loans	$432	$466	$475	$648	$519	(7)	(17)	$898	$1,143	(21)

NET CHARGE-OFFS/(RECOVERIES)
Wholesale loans	$9	$5	$346	$(151)	$80	80	(89)	$14	$245	(94)
Consumer loans, excluding credit card	924	996	1,171	1,159	1,213	(7)	(24)	1,920	2,542	(24)
Credit card loans	1,345	1,386	1,390	1,499	1,810	(3)	(26)	2,731	4,036	(32)

Total consumer loans	2,269	2,382	2,561	2,658	3,023	(5)	(25)	4,651	6,578	(29)

Total loans	$2,278	$2,387	$2,907	$2,507	$3,103	(5)	(27)	$4,665	$6,823	(32)

NET CHARGE-OFF/(RECOVERY) RATES
Wholesale retained loans	0.01%	0.01%	0.52%	(0.24)%	0.14%			0.01%	0.21%
Consumer retained loans, excluding credit card (a)	1.23	1.31	1.50	1.47	1.53			1.27	1.60
Credit card retained loans	4.35	4.40	4.29	4.70	5.82			4.37	6.40
Total retained loans	1.27	1.35	1.64	1.44	1.83			1.31	2.02
Consumer retained loans, excluding credit card and PCI loans	1.55	1.66	1.91	1.88	1.96			1.61	2.05
Consumer retained loans, excluding PCI loans	2.51	2.60	2.74	2.84	3.25			2.55	3.52
Total retained loans, excluding PCI loans	1.40	1.49	1.81	1.60	2.04			1.44	2.26

Memo: Average retained loans
Wholesale loans	$292,942	$276,764	$265,758	$250,145	$237,511	6	23	$284,853	$232,058	23

Consumer retained loans, excluding credit card	302,523	306,657	308,980	312,341	317,862	(1)	(5)	304,590	320,894	(5)
Credit card retained loans	124,413	126,795	128,522	126,535	124,762	(2)	—	125,604	127,136	(1)

Total average retained consumer loans	426,936	433,452	437,502	438,876	442,624	(2)	(4)	430,194	448,030	(4)

Total average retained loans	$719,878	$710,216	$703,260	$689,021	$680,135	1	6	$715,047	$680,088	5

Consumer retained loans, excluding credit card and PCI loans	$239,210	$241,885	$242,670	$244,337	$248,028	(1)	(4)	$240,548	$250,203	(4)
Consumer retained loans, excluding PCI loans	363,623	368,679	371,192	370,872	372,790	(1)	(2)	366,151	377,339	(3)
Total retained loans, excluding PCI loans	656,547	645,423	636,923	620,974	610,246	2	8	650,985	609,344	7

(a)	To date, no charge-offs have been recorded for PCI loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$25,871	$27,609	$28,350	$28,520	$29,750	(6)%	(13)%	$27,609	$32,266	(14)%
Net charge-offs	2,278	2,387	2,907	2,507	3,103	(5)	(27)	4,665	6,823	(32)
Provision for loan losses	200	646	2,193	2,351	1,872	(69)	(89)	846	3,068	(72)
Other	(2)	3	(27)	(14)	1	NM	NM	1	9	(89)

Ending balance	$23,791	$25,871	$27,609	$28,350	$28,520	(8)	(17)	$23,791	$28,520	(17)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$750	$673	$686	$626	$688	11	9	$673	$717	(6)
Provision for lending-related commitments	14	80	(9)	60	(62)	(83)	NM	94	(89)	NM
Other	—	(3)	(4)	—	—	NM	—	(3)	(2)	(50)

Ending balance	$764	$750	$673	$686	$626	2	22	$764	$626	22

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,419	$1,386	$1,436	$1,337	$1,178	2	20
Retail Financial Services	12,897	14,247	15,247	15,479	15,479	(9)	(17)
Card Services & Auto	6,508	7,261	8,009	8,537	8,921	(10)	(27)
Commercial Banking	2,638	2,662	2,603	2,671	2,614	(1)	1
Treasury & Securities Services	79	69	65	49	74	14	7
Asset Management	220	209	209	240	222	5	(1)
Corporate/Private Equity	30	37	40	37	32	(19)	(6)

Total	$23,791	$25,871	$27,609	$28,350	$28,520	(8)	(17)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Jun 30, 2012 Change
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2012	Jun 30, 2011
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset-specific	$407	$448	$516	$670	$749	(9)%	(46)%
Formula-based	3,942	3,875	3,800	3,632	3,342	2	18

Total wholesale	4,349	4,323	4,316	4,302	4,091	1	6

Consumer, excluding credit card
Asset-specific	1,004	760	828	1,016	1,049	32	(4)
Formula-based	7,228	8,826	9,755	10,563	10,397	(18)	(30)
PCI	5,711	5,711	5,711	4,941	4,941	—	16

Total consumer, excluding credit card	13,943	15,297	16,294	16,520	16,387	(9)	(15)

Credit card
Asset-specific	1,977	2,402	2,727	3,052	3,451	(18)	(43)
Formula-based	3,522	3,849	4,272	4,476	4,591	(8)	(23)

Total credit card	5,499	6,251	6,999	7,528	8,042	(12)	(32)

Total consumer	19,442	21,548	23,293	24,048	24,429	(10)	(20)

Total allowance for loan losses	23,791	25,871	27,609	28,350	28,520	(8)	(17)
Allowance for lending-related commitments	764	750	673	686	626	2	22

Total allowance for credit losses	$24,555	$26,621	$28,282	$29,036	$29,146	(8)	(16)

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	1.46%	1.52%	1.55%	1.68%	1.68%
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	4.65	5.02	5.28	5.33	5.20
Credit card allowance to total credit card retained loans	4.41	5.02	5.30	5.93	6.41
Total allowance to total retained loans	3.29	3.63	3.84	4.09	4.16
Wholesale allowance to wholesale retained nonaccrual loans	241	223	180	143	122
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (a)	173	181	220	211	196
Allowance, excluding credit card allowance, to retained nonaccrual loans, excluding credit card nonaccrual loans (a)	185	189	210	192	175
Total allowance to total retained nonaccrual loans	241	249	281	262	243

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	3.47	3.98	4.36	4.77	4.65
Total allowance to total retained loans	2.74	3.11	3.35	3.74	3.83
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (a)	102	113	143	148	137
Allowance, excluding credit card allowance, to retained nonaccrual loans, excluding credit card nonaccrual loans (a)	127	134	152	147	133
Total allowance to total retained nonaccrual loans	183	194	223	216	201

(a)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
PROVISION FOR CREDIT LOSSES BY LINE OF BUSINESS
Provision for loan losses
Investment Bank	$21	$(85)	$298	$(7)	$(142)	NM %	NM %	$(64)	$(551)	88%
Retail Financial Services	(555)	(96)	777	1,027	994	(478)	NM	(651)	2,193	NM
Card Services & Auto	734	738	1,061	1,264	944	(1)	(22)	1,472	1,297	13
Commercial Banking	(31)	72	29	73	73	NM	NM	41	124	(67)
Treasury & Securities Services	10	4	16	(25)	5	150	100	14	12	17
Asset Management	33	21	23	26	7	57	371	54	12	350
Corporate/Private Equity	(12)	(8)	(11)	(7)	(9)	(50)	(33)	(20)	(19)	(5)

Total provision for loan losses	$200	$646	$2,193	$2,351	$1,872	(69)	(89)	$846	$3,068	(72)

Provision for lending-related commitments
Investment Bank	$—	$80	$(26)	$61	$(41)	NM	NM	$80	$(61)	NM
Retail Financial Services	—	—	2	—	—	—	—	—	—	—
Card Services & Auto	—	—	(1)	—	—	—	—	—	—	—
Commercial Banking	14	5	11	(6)	(19)	180	NM	19	(23)	NM
Treasury & Securities Services	(2)	(2)	3	5	(7)	—	71	(4)	(10)	60
Asset Management	1	(2)	1	—	5	NM	(80)	(1)	5	NM
Corporate/Private Equity	1	(1)	1	—	—	NM	NM	—	—	—

Total provision for lending-related commitments	$14	$80	$(9)	$60	$(62)	(83)	NM	$94	$(89)	NM

Provision for credit losses
Investment Bank	$21	$(5)	$272	$54	$(183)	NM	NM	$16	$(612)	NM
Retail Financial Services	(555)	(96)	779	1,027	994	(478)	NM	(651)	2,193	NM
Card Services & Auto	734	738	1,060	1,264	944	(1)	(22)	1,472	1,297	13
Commercial Banking	(17)	77	40	67	54	NM	NM	60	101	(41)
Treasury & Securities Services	8	2	19	(20)	(2)	300	NM	10	2	400
Asset Management	34	19	24	26	12	79	183	53	17	212
Corporate/Private Equity	(11)	(9)	(10)	(7)	(9)	(22)	(22)	(20)	(19)	(5)

Total provision for credit losses	$214	$726	$2,184	$2,411	$1,810	(71)	(88)	$940	$2,979	(68)

PROVISION FOR CREDIT LOSSES BY PORTFOLIO SEGMENT
Provision for loan losses
Wholesale	$30	$8	$364	$67	$(55)	275	NM	$38	$(414)	NM
Consumer, excluding credit card	(425)	2	939	1,285	1,117	NM	NM	(423)	2,446	NM
Credit card	595	636	890	999	810	(6)	(27)	1,231	1,036	19

Total consumer	170	638	1,829	2,284	1,927	(73)	(91)	808	3,482	(77)

Total provision for loan losses	$200	$646	$2,193	$2,351	$1,872	(69)	(89)	$846	$3,068	(72)

Provision for lending-related commitments
Wholesale	$13	$81	$(11)	$60	$(62)	(84)	NM	$94	$(89)	NM
Consumer, excluding credit card	1	(1)	2	—	—	NM	NM	—	—	—
Credit card	—	—	—	—	—	—	—	—	—	—

Total consumer	1	(1)	2	—	—	NM	NM	—	—	—

Total provision for lending-related commitments	$14	$80	$(9)	$60	$(62)	(83)	NM	$94	$(89)	NM

Provision for credit losses
Wholesale	$43	$89	$353	$127	$(117)	(52)	NM	$132	$(503)	NM
Consumer, excluding credit card	(424)	1	941	1,285	1,117	NM	NM	(423)	2,446	NM
Credit card	595	636	890	999	810	(6)	(27)	1,231	1,036	19

Total consumer	171	637	1,831	2,284	1,927	(73)	(91)	808	3,482	(77)

Total provision for credit losses	$214	$726	$2,184	$2,411	$1,810	(71)	(88)	$940	$2,979	(68)

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
95% CONFIDENCE LEVEL- AVERAGE IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR
IB VaR by risk type:
Fixed income	$66	$60	$56	$48	$45	10%	47%	$63	$47	34%
Foreign exchange	10	11	12	10	9	(9)	11	11	10	10
Equities	20	17	19	19	25	18	(20)	19	27	(30)
Commodities and other	13	21	20	15	16	(38)	(19)	17	15	13
Diversification benefit to IB trading VaR (a)	(44)	(46)	(50)	(39)	(37)	4	(19)	(46)	(38)	(21)

IB trading VaR (b)	65	63	57	53	58	3	12	64	61	5

Credit portfolio VaR (c)	25	32	39	38	27	(22)	(7)	29	27	7
Diversification benefit to IB trading and credit portfolio VaR (a)	(15)	(14)	(21)	(21)	(8)	(7)	(88)	(15)	(8)	(88)

Total IB trading and credit portfolio VaR	75	81	75	70	77	(7)	(3)	78	80	(3)

Other VaR:
Mortgage Production and Servicing VaR (d)	15	11	44	40	20	36	(25)	13	18	(28)
Chief Investment Office VaR (e)	177	129 (g)	69	48	51	37	247	153	56	173
Diversification benefit to other VaR (a)	(10)	(4)	(30)	(15)	(10)	(150)	—	(7)	(12)	42

Total other VaR	182	136	83	73	61	34	198	159	62	156

Diversification benefit to total IB and other VaR (a)	(56)	(47)	(45)	(35)	(44)	(19)	(27)	(51)	(51)	—

Total IB and other VaR (f)	$201	$170	$113	$108	$94	18	114	$186	$91	104

(a)	Average portfolio VaR was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflects the fact that the risks are not perfectly correlated.

(b)	For further information on IB trading VaR, see footnote (b) on page 12.

(c)	For further information on Credit portfolio VaR see footnote (c) on page 12.

(d)	Mortgage Production and Servicing VaR includes the Firm’s mortgage pipeline and warehouse loans, MSRs and all related hedges.

(e)	CIO VaR includes positions, primarily in debt securities and credit products, used to manage structural and other risks, including interest rate, credit and mortgage risks arising from the Firm’s ongoing business activities.

(f)	Total IB, Credit portfolio and other VaR does not include the retained Credit portfolio, which is not reported at fair value; however, it does include hedges of those positions. It also does not include DVA on derivative and structured liabilities to reflect the credit quality of the Firm, principal investments (mezzanine financing, tax-oriented investments, etc.), certain securities and investments held by Corporate/Private Equity, capital management positions and longer-term investments managed by CIO.

(g)	Reference is made to the Form 8-K dated July 13, 2012 regarding the Firm’s announcement regarding the restatement of its 2012 first quarter financial statements. VaR numbers herein are the same as those contained in the Firm’s quarterly Report on Form 10-Q for the 2012 first quarter. The Firm believes that if CIO’s VaR were recalculated for the first quarter of 2012, the re-computed CIO VaR numbers would not be materially different from those reported in the Firm’s Quarterly Report on Form 10-Q for the 2012 first quarter.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

							Jun 30, 2012 Change		SIX MONTHS ENDED JUNE 30,
	Jun 30, 2012		Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2012	Jun 30, 2011			2012 Change
									2012	2011	2011
CAPITAL (based on Basel I)
Tier 1 capital	$148,399	(e)(f)	$155,352	$150,384	$147,823	$148,880	(4)%	—%
Total capital	184,499	(e)(f)	192,680	188,088	186,510	187,899	(4)	(2)
Tier 1 common capital (a)	130,095	(f)	127,642	122,916	120,234	121,209	2	7
Risk-weighted assets	1,268,990	(f)	1,235,110	1,221,198	1,217,548	1,198,711	3	6
Adjusted average assets (b)	2,202,489	(f)	2,195,625	2,202,087	2,168,678	2,129,510	—	3
Tier 1 capital ratio	11.7	%(f)	12.6%	12.3%	12.1%	12.4%
Total capital ratio	14.5	(f)	15.6	15.4	15.3	15.7
Tier 1 leverage ratio	6.7	(f)	7.1	6.8	6.8	7.0
Tier 1 common capital ratio (a)	10.3	(f)	10.3	10.1	9.9	10.1

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$183,772		$181,469	$175,773	$174,487	$175,079	1	5
Less: Goodwill	48,131		48,208	48,188	48,180	48,882	—	(2)
Less: Other intangible assets	2,813		3,029	3,207	3,396	3,679	(7)	(24)
Add: Deferred tax liabilities (d)	2,749		2,719	2,729	2,645	2,632	1	4

Total tangible common equity	$135,577		$132,951	$127,107	$125,556	$125,150	2	8

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$181,021		$177,711	$175,042	$174,454	$174,077	2	4	$179,366	$171,759	4%
Less: Goodwill	48,157		48,218	48,225	48,631	48,834	—	(1)	48,188	48,840	(1)
Less: Other intangible assets	2,923		3,137	3,326	3,545	3,738	(7)	(22)	3,029	3,833	(21)
Add: Deferred tax liabilities (d)	2,734		2,724	2,687	2,639	2,618	—	4	2,729	2,607	5

Total tangible common equity	$132,675		$129,080	$126,178	$124,917	$124,123	3	7	$130,878	$121,693	8

INTANGIBLE ASSETS (period-end)
Goodwill	$48,131		$48,208	$48,188	$48,180	$48,882	—	(2)
Mortgage servicing rights	7,118		8,039	7,223	7,833	12,243	(11)	(42)
Purchased credit card relationships	466		535	602	668	744	(13)	(37)
All other intangibles	2,347		2,494	2,605	2,728	2,935	(6)	(20)

Total intangibles	$58,062		$59,276	$58,618	$59,409	$64,804	(2)	(10)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$348,510		$343,299	$346,670	$323,058	$287,654	2	21
Interest-bearing	506,656		521,323	504,864	484,640	469,618	(3)	8
Non-U.S. offices:
Noninterest-bearing	17,123		16,276	18,790	14,724	13,422	5	28
Interest-bearing	243,597		247,614	257,482	270,286	277,991	(2)	(12)

Total deposits	$1,115,886		$1,128,512	$1,127,806	$1,092,708	$1,048,685	(1)	6

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio, a non-GAAP financial measure, is Tier 1 common capital divided by risk-weighted assets. For further discussion of the Tier 1 common capital ratio, see page 46.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(c)	For further discussion of TCE, see page 46.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Tier 1 capital and Total capital as of June 30, 2012 no longer include approximately $9.0 billion of outstanding trust preferred securities, which will be redeemed as previously announced on June 11, 2012.

(f)	Estimated.

JPMORGAN CHASE & CO. MORTGAGE REPURCHASE LIABILITY (in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q12 Change				2012 Change
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11	2012	2011	2011
MORTGAGE REPURCHASE LIABILITY (a)(b)
Summary of changes in mortgage repurchase liability:
Repurchase liability at beginning of period	$3,516	$3,557	$3,616	$3,631	$3,474	(1)%	1%	$3,557	$3,285	8%
Realized losses (c)	(259)	(364)	(462)	(329)	(241)	29	(7)	(623)	(472)	(32)
Provision (d)	36	323	403	314	398	(89)	(91)	359	818	(56)

Repurchase liability at end of period	$3,293 (h)	$3,516	$3,557	$3,616	$3,631	(6)	(9)	$3,293	$3,631	(9)

Outstanding repurchase demands and unresolved mortgage insurance rescission notices by counterparty type: (e)
GSEs	$1,646	$1,868	$1,682	$1,666	$1,500	(12)	10
Mortgage insurers	1,004	1,000	1,034	1,112	1,093	—	(8)
Other (f)	981	756	663	467	326	30	201
Overlapping population (g)	(125)	(116)	(113)	(155)	(145)	(8)	14

Total	$3,506	$3,508	$3,266	$3,090	$2,774	—	26

Quarterly mortgage repurchase demands received by loan origination vintage: (e)
Pre-2005	$28	$41	$39	$34	$32	(32)	(13)	$69	$47	47
2005	65	95	55	200	57	(32)	14	160	102	57
2006	506	375	315	232	363	35	39	881	521	69
2007	420	645	804	602	510	(35)	(18)	1,065	891	20
2008	311	361	291	323	301	(14)	3	672	550	22
Post-2008	191	124	81	153	89	54	115	315	183	72

Total	$1,521	$1,641	$1,585	$1,544	$1,352	(7)	13	$3,162	$2,294	38

(a)	For further details regarding the Firm’s mortgage repurchase liability, see Mortgage repurchase liability on pages 115-118 and Note 29, on pages 283-289, of JPMorgan Chase’s 2011 Annual Report and Mortgage repurchase liability on pages 38-41 and Note 21, on pages 150-154, of JPMorgan Chase’s first quarter 2012 Form 10-Q.

(b)	Mortgage repurchase demands associated with private label securitizations are separately evaluated by the Firm in establishing its litigation reserves.

(c)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. Make-whole settlements were $107 million, $186 million, $237 million, $162 million and $126 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $293 million and $241 million for the six months ended June 30, 2012 and 2011, respectively.

(d)	Includes $28 million, $27 million, $17 million, $12 million and $10 million of provision related to new loan sales for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and $55 million and $23 million for the six months ended June 30, 2012 and 2011, respectively.

(e)	Excludes amounts related to Washington Mutual.

(f)	Represents repurchase demands received from parties other than the GSEs that have been presented to the Firm by trustees who assert authority to present such claims under the terms of the underlying sale or securitization agreement, and excludes repurchase demands asserted in or in connection with litigation.

(g)	Because the GSEs and others may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an outstanding repurchase demand.

(h)	Includes $17 million at June 30, 2012 related to future repurchase demands on loans sold by Washington Mutual to the GSEs.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q12 Change					2012 Change
	2Q12		1Q12		4Q11	3Q11		2Q11	1Q12	2Q11	2012		2011	2011
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$4,960		$4,924		$3,728	$4,262		$5,431	1%	(9)%	$9,884		$10,986	(10)%
Less: Preferred stock dividends	158		157		157	157		158	1	—	315		315	—

Net income applicable to common equity	4,802		4,767		3,571	4,105		5,273	1	(9)	9,569		10,671	(10)
Less: Dividends and undistributed earnings allocated to participating securities	168		190		146	169		206	(12)	(18)	359		468	(23)

Net income applicable to common stockholders	$4,634		$4,577		$3,425	$3,936		$5,067	1	(9)	$9,210		$10,203	(10)

Total weighted-average basic shares outstanding	3,808.9		3,818.8		3,801.9	3,859.6		3,958.4	—	(4)	3,813.9		3,970.0	(4)

Net income per share	$1.22		$1.20		$0.90	$1.02		$1.28	2	(5)	$2.41		$2.57	(6)

Diluted earnings per share:
Net income applicable to common stockholders	$4,634		$4,577		$3,425	$3,936		$5,067	1	(9)	$9,210		$10,203	(10)

Total weighted-average basic shares outstanding	3,808.9		3,818.8		3,801.9	3,859.6		3,958.4	—	(4)	3,813.9		3,970.0	(4)
Add: Employee stock options, SARs and warrants (a)	11.6		14.6		9.8	12.6		24.8	(21)	(53)	13.1		28.6	(54)

Total weighted – average diluted shares outstanding (b)	3,820.5		3,833.4		3,811.7	3,872.2		3,983.2	—	(4)	3,827.0		3,998.6	(4)
Net income per share	$1.21		$1.19		$0.90	$1.02		$1.27	2	(5)	$2.41		$2.55	(5)

COMMON SHARES OUTSTANDING
Common shares - at period end	3,796.8		3,822.0		3,772.7	3,798.9		3,910.2	(1)	(3)	3,796.8		3,910.2	(3)
Cash dividends declared per share (c)	$0.30		$0.30		$0.25	$0.25		$0.25	—	20	$0.60		$0.50	20
Book value per share	48.40		47.48		46.59	45.93		44.77	2	8	48.40		44.77	8
Dividend payout ratio	24%		25%		27%	24%		19%			25%		19%

SHARE PRICE (c)
High	$46.35		$46.49		$37.54	$42.55		$47.80	—	(3)	$46.49		$48.36	(4)
Low	30.83		34.01		27.85	28.53		39.24	(9)	(21)	30.83		39.24	(21)
Close	35.73		45.98		33.25	30.12		40.94	(22)	(13)	35.73		40.94	(13)
Market capitalization	135,661		175,737		125,442	114,422		160,083	(23)	(15)	135,661		160,083	(15)

COMMON EQUITY REPURCHASE PROGRAM (d)
Aggregate common equity repurchased	$1,437.4	(e,f)	$216.1	(e,g)	$863.8	$4,424.9	(h)	$3,479.8	NM	(59)	$1,653.5	(f,g)	$3,574.8	(54)
Common equity repurchased	46.5	(e,f)	5.5	(e,g)	27.2	127.4	(h)	80.3	NM	(42)	52.0	(f,g)	82.4	(37)
Average purchase price	$30.88	(e,f)	$39.49	(e,g)	$31.75	$34.72	(h)	$43.33	(22)	(29)	$31.79	(f,g)	$43.39	(27)

(a)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 159 million,169 million, 197 million, 197 million and 53 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, and 164 million and 69 million for the six months ended June 30, 2012 and 2011, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	For additional information on the dividends, listing and trading of JPMorgan Chase’s common stock, see page 2.

(d)	On March 13, 2012, the Board of Directors authorized a new $15.0 billion common equity (i.e., common stock and warrants) repurchase program, of which up to $12.0 billion is approved for repurchase in 2012 and up to an additional $3.0 billion is approved through the end of the first quarter of 2013. The new program supersedes a $15.0 billion repurchase program approved on March 18, 2011. The Firm did not make any repurchases after May 17, 2012.

(e)	The second quarter of 2012 includes $59.9 million of repurchases in March 2012, which settled in early April 2012; similarly, the first quarter of 2012 excluded these repurchases.

(f)	Includes impact of aggregate repurchases of 18.5 million warrants during the three months ended June 30, 2012.

(g)	Includes $86.2 million of repurchases under the prior common equity repurchase program in December 2011, which settled in early January 2012.

(h)	Includes impact of aggregate repurchases of 10.2 million warrants during the three months ended September 30, 2011.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans.

(c)	Tangible common equity (“TCE”), ROTCE, and Tier 1 common under Basel I and III rules are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. Tier 1 common under Basel I and III rules are used by management, along with other capital measures, to assess and monitor the Firm’s capital position. TCE and ROTCE are meaningful to the Firm, as well as analysts and investors, in assessing the Firm’s use of equity. For additional information on Tier 1 common under Basel I and III, see Regulatory capital on pages 119-123 of JPMorgan Chase’s 2011 Annual Report and pages 42-44 of JPMorgan Chase’s first quarter 2012 Form 10-Q. In addition, all of the aforementioned measures are useful to the Firm, as well as analysts and investors, in facilitating comparisons with competitors.

(d)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(e)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)) to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions.

(f)	Adjusted assets equals total assets minus: (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated VIEs; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; and (5) securities received as collateral. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

ACH: Automated Clearing House.

Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.

Beneficial interests issued by consolidated VIEs: Represents the interests of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.

Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.

Global Corporate Bank: TSS and IB formed a joint venture to create the Firm’s Global Corporate Bank. With a team of bankers, the Global Corporate Bank serves multinational clients by providing them access to TSS products and services and certain IB products, including derivatives, foreign exchange and debt. The cost of this effort and the credit that the Firm extends to these clients is shared between TSS and IB.

Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.

MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.

NA: Data is not applicable or available for the period presented.

Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.

Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.

NM: Not meaningful.

Overhead ratio: Noninterest expense as a percentage of total net revenue.

Participating securities: Represents unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the earnings per share calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.

Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.

Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by IB for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.

Purchased credit-impaired (“PCI”) loans: Represents loans that were acquired in the Washington Mutual transaction and deemed to be credit-impaired on the acquisition date in accordance with FASB guidance. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., product type, LTV ratios, FICO scores, past-due status, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. PCI loans as well as the related charge-offs and allowance for loan losses are excluded in the calculation of certain net charge-off rates and allowance coverage ratios. To date, no charge-offs have been recorded for these loans.

Receivables from customers: Primarily represents margin loans to prime and retail brokerage customers which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets for the wholesale lines of business.

Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments.

Retained loans: Loans that are held-for-investment excluding loans held-for-sale and loans at fair value.

Risk-weighted assets (“RWA”): Risk-weighted assets consist of on- and off-balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On-balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off-balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off-balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on-balance sheet credit equivalent amount, which is then risk-weighted based on the same factors used for on-balance sheet assets. Risk-weighted assets also incorporate a measure for market risk related to applicable trading assets-debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.

Fully taxable-equivalent (“FTE”) basis: Total net revenue for each of the business segments and the Firm is presented on a fully taxable-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.

Troubled debt restructuring (“TDR”): Occurs when the Firm modifies the original terms of a loan agreement by granting a concession to a borrower that is experiencing financial difficulty.

U.S. GAAP: Accounting principles generally accepted in the United States of America.

Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

Washington Mutual transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC. For additional information, see Glossary of Terms on page 311 of JPMorgan Chase’s 2011 Annual Report.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

INVESTMENT BANK (“IB”)

IB’s revenue comprises the following:

Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.

Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.

Equity markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.

Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

RETAIL FINANCIAL SERVICES (“RFS”)

Description of selected business metrics within Consumer & Business Banking:

Client investment managed accounts – Assets actively managed by Chase Wealth Management on behalf of clients. The percentage of managed accounts is calculated by dividing managed account assets by total client investment assets.

Active mobile customers – Retail banking users of all mobile platforms, which include: SMS text, Mobile Browser, iPhone, iPad and Android, who have been active in the past 90 days.

Client advisors – Investment product specialists, including Private Client Advisors, Financial Advisors, Financial Advisor Associates, Senior Financial Advisors, Independent Financial Advisors and Financial Advisor Associate trainees, who advise clients on investment options, including annuities, mutual funds, stock trading services, etc., sold by the Firm or by third-party vendors through retail branches, Chase Private Client branches and other channels.

Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

Sales specialists – Retail branch office and field personnel, including Business Bankers, Relationship Managers and Loan Officers, who specialize in marketing and sales of various business banking products (i.e., business loans, letters of credit, deposit accounts, Chase paymentec, etc.) and mortgage products to existing and new clients.

Deposit margin: Represents net interest income expressed as a percentage of average deposits.

RFS (continued)

Mortgage Production and Servicing revenue comprises the following:

Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.

Net mortgage servicing revenue includes the following components:

a)	Operating revenue comprises:

•	All gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees and other ancillary fees; and

•	Modeled MSR asset amortization (or time decay).

b)	Risk management comprises:

•	Changes in MSR asset fair value due to market-based inputs such as interest rates, as well as updates to assumptions used in the MSR valuation model; and

•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in interest rates to the MSR valuation model.

Mortgage origination channels comprise the following:

Retail – Borrowers who buy or refinance a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.

Wholesale – Third-party mortgage brokers refer loan application packages to the Firm. The Firm then underwrites and funds the loan. Brokers are independent loan originators that specialize in counseling applicants on available home financing options, but do not provide funding for loans. Chase materially eliminated broker-originated loans in 2008, with the exception of a small number of loans guaranteed by the U.S. Department of Agriculture under its Section 502 Guaranteed Loan program that serves low-and-moderate income families in small rural communities.

Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.

Correspondent negotiated transactions (“CNTs”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis (excluding sales of bulk servicing transactions). These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in periods of stable and rising interest rates.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

CARD SERVICES & AUTO (“Card”)

Description of selected business metrics within Card:

Sales volume – Dollar amount of cardmember purchases, net of returns.

Open accounts – Cardmember accounts with charging privileges.

Merchant Services business – A business that processes bank card transactions for merchants.

Bank card volume – Dollar amount of transactions processed for merchants.

Total transactions – Number of transactions and authorizations processed for merchants.

Auto origination volume – Dollar amount of loans and leases originated.

Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and business-to-business payment solutions.

COMMERCIAL BANKING (“CB”)

CB Client Segments:

1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Corporate Client Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.

5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital businesses.

CB (continued)

CB	Revenue:

1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures, leases, commercial card products and standby letters of credit.

2.	Treasury services includes revenue from a broad range of products and services (as defined by Transaction Services and Trade Finance descriptions within TSS line of business metrics) that enable CB clients to manage payments and receipts, as well as invest and manage funds.

3.	Investment banking includes revenue from a range of products providing CB clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through advisory, equity underwriting, and loan syndications. Revenue from Fixed income and Equity market products (as defined by Investment Banking line of business metrics) available to CB clients is also included.

4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking activity and certain income derived from principal transactions.

Description of selected business metrics within CB:

1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

TREASURY & SECURITIES SERVICES (“TSS”)

Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.

Description of a business metric within TSS:

1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

Description of selected products and services within TSS:

1.	Investor Services includes primarily custody, fund accounting and administration, and securities lending products sold principally to asset managers, insurance companies and public and private investment funds.

2.	Clearance, Collateral Management & Depositary Receipts primarily includes broker-dealer clearing and custody services, including tri-party repo transactions, collateral management products, and depositary bank services for American and global depositary receipt programs.

3.	Transaction Services includes a broad range of products and services that enable clients to manage payments and receipts, as well as invest and manage funds. Products include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, and currency related services.

4.	Trade Finance enables the management of cross-border trade for bank and corporate clients. Products include loans directly tied to goods crossing borders, export/import loans, commercial letters of credit, standby letters of credit, and supply chain finance.

Pre-provision profit ratio represents total net revenue less total noninterest expense divided by total net revenue. This reflects the operating performance before the impact of credit, and is another measure of performance for TSS against the performance of competitors.

ASSET MANAGEMENT (“AM”)

Assets under management – Represent assets actively managed by AM on behalf of Private Banking, Institutional, and Retail clients. Includes “committed capital not called,” on which AM earns fees. Excludes assets managed by American Century Companies, Inc. in which the Firm sold its minority ownership interest on August 31, 2011.

Assets under supervision – Represent assets under management, as well as custody, brokerage, administration and deposit accounts.

Multi-asset – Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).

Alternative assets – The following types of assets constitute alternative investments – hedge funds, currency, real estate and private equity.

AM’s client segments comprise the following:

Institutional includes comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.

Retail includes worldwide investment management services and retirement planning and administration through third-parties and direct distribution of a full range of investment vehicles.

Private Banking includes investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.